Exhibit 10.1

Execution Copy

AGREEMENT

for

SMALL BUSINESS DIRECT INSTALL PROGRAM

between

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

and

WILLDAN ENERGY SOLUTIONS

Dated as of July 2, 2012

RECITALS			1

1.0	Definitions		1

2.0	Statement Of Work		6

3.0	General Provisions		6
	3.1	Integrated Agreement	6
	3.2	Amendment	6
	3.3	Prohibition Against Assignment or Delegation	6
	3.4	Term	7
	3.5	Representatives and Notices	7
	3.6	Performance	7
	3.7	Firm Price	7
	3.8	Conflict/Order of Preference	7
	3.9	Representations and Warranties of the IC. The IC hereby represents and warrants to the Company as follows:	8

4.0	Subcontractors		8
	4.1	Subcontracts	8
	4.2	Representations and Warranties Regarding Subcontractors	9
	4.3	Form of Subcontract	9
	4.4	Provisions Binding on Subcontractors	9
	4.5	Interest in Subcontractor	10
	4.6	Termination of Subcontracts. The IC shall terminate any Subcontract upon the Company’s request	10

5.0	Personnel		10
	5.1	Staff Size	10
	5.2	Qualification	10
	5.3	Personnel	10

6.0	Compensation		11
	6.1	Specific Rates of Compensation	11
	6.2	Additional Services; Premium Time Work	12
	6.3	Invoices; Payment	12
	6.4	Final Acceptance	13
	6.5	Payment of Claims on Behalf of the IC	14

7.0	Taxes		14
	7.1	Sales Tax	14
	7.2	Payroll Taxes and Contributions	14

8.0	Warranties		14

9.0	Changes		15

10.0	Claims		15
	10.1	Permitted Claims	15
	10.2	Notice of Claim	15
	10.3	Documentation	15
	10.4	Waiver	16

11.0	Termination; Default		16
	11.1	Termination for Convenience	16
	11.2	Termination for Default	16
	11.3	Remedies Not Exclusive; Right of Offset	17
	11.4	Actions Upon Termination	17

12.0	Insurance Requirements		17
	12.1	Specific Insurance Requirements	17
	12.2	Subcontractor Compliance. The IC shall be responsible for compliance by Subcontractors with the insurance requirements hereof	18
	12.3	Periodic Right to Review/Update Insurance Requirements	18

13.0	Indemnification		18
	13.1	Indemnification Obligation	18
	13.2	Indemnification Procedure	18

14.0	Obligations with Respect to Liens		19

15.0	Reporting; Monitoring of Work		19
	15.1	Reporting	19
	15.2	Records and Audits	20
	15.3	Right to Review Services, Facilities, and Records	20
	15.4	Right to Audit	20
	15.5	No Discharge of Obligations	21

16.0	Confidentiality		21
	16.1	Non-Disclosure of Confidential Information	21
	16.2	Required Disclosure	21
	16.3	Return of Confidential Information	21
	16.4	Protection of Customer Information	22
	16.5	No Rights Granted	22
	16.6	Remedies	22

17.0	Intellectual Property		23
	17.1	Grant of Limited, Non-Exclusive and Revocable License	23
	17.2	Use of Intellectual Property	23

18.0	Compliance with Laws/Safety Requirements		23
	18.1	Compliance with Laws	23
	18.2	Safeguards	24
	18.3	Maintenance of Work Site; Removal of Waste	25
	18.4	Vehicle Spills	25
	18.5	Protection of Persons and Property; Notice of Accidents	25
	18.6	Identification	26

19.0	Health, Safety and Environmental Plan; No Asbestos or Lead Abatement Measures Authorized		26

20.0	Effect of the Company’s Approva		26

21.0	Title and Risk of Loss (Repair Services)		27

22.0	Company’s Performance		27

23.0	Communication with Supervisors	27

24.0	Non-Solicitation	27

25.0	Force Majeure	27

26.0	Set-Off	27

27.0	Waiver	28

28.0	Errors and Omissions	28

29.0	Relationship of Parties; No Third Party Beneficiaries	28

30.0	Severability	28

31.0	New York Law	28

32.0	Waiver of Trial by Jury	29

33.0	Submission to Jurisdiction/Choice of Forum	29

34.0	Section Headings	29

35.0	Signature Authorizing Agreement	29

SCHEDULES AND EXHIBITS:

Schedule I — Compensation

Schedule II — Statement of Work

	Exhibit A — Approved Implementation Plan
	Exhibit B — Approved Sales Plan
	Exhibit C — Approved Transition Plan
	Exhibit D — Survey Authorization Form
	Exhibit E — Customer Installation Authorization Form
	Exhibit F — IC Geographic Area
	Exhibit G — Data Level Collection Requirements
	Exhibit H — Reporting Requirements
	Exhibit I — TREES Specification

Schedule III — Addresses for Notice

Schedule IV — Insurance Requirements

SMALL BUSINESS DIRECT INSTALL PROGRAM AGREEMENT

This SMALL BUSINESS DIRECT INSTALL PROGRAM AGREEMENT dated as of July 2, 2012 is made and entered into by and between Willdan Energy Solutions, a California corporation with offices at 2401 East Katella Avenue, Suite 300, Anaheim, California 92806 (the “IC”) and Consolidated Edison Company of New York, Inc., a New York corporation with offices at 4 Irving Place, New York, New York 10003 (the “Company”).  The IC and the Company are sometimes hereinafter referred to individually as “Party” and collectively as “Parties”.

RECITALS

The Agreement is entered into with reference to the following facts, among others:

A.            The Company desires to promote energy efficiency and improve the competitiveness of small business customers through reduced energy costs and to increase customer awareness of energy efficiency methods, including improvements in facility operations and maintenance, consistent with the goals established pursuant to the New York State Energy Efficiency Portfolio Standard (EEPS) and orders of the New York State Public Service Commission;

B.            The Company intends to achieve these goals, in part, through the implementation of the Small Business Direct Install Program set forth in this Agreement; and

C.            To carry out the objectives set forth herein and subject to the terms and conditions set forth in this Agreement, the Company has retained the IC to provide the services described in this Agreement.

NOW, THEREFORE, in consideration of the foregoing Recitals, each of which is incorporated by reference herein, and all other representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties hereto hereby agree as follows:

1.0          Definitions

1.1          Definitions.  The following terms, when used in this Agreement, shall have the meanings specified:

“Agreement” shall mean, collectively, this Small Business Direct Install Program Agreement, including all Appendices and Schedules attached hereto (and all Exhibits attached to such Schedules), and all Purchase Orders, each as amended from time to time in accordance with the terms hereof and hereby incorporated by reference.

“Applicable Law” or “Applicable Laws” shall mean any and all laws (including all statutory enactments and common law), ordinances, constitutions, regulations, statutes, treaties, rules, codes, standards, licenses, certificates, franchises, permits, requirements, judgments, orders, injunctions or other binding requirement of any Governmental Body that are applicable to the Work, this Agreement or the Parties.

“Approved Customers” shall mean those entities approved by the Company to participate in the SBDI Program (or, if applicable, any other Programs) based on eligibility criteria described in the Statement of Work or otherwise defined by the Company from time to time.

“Approved Plans” shall mean each of the Approved Implementation Plan, the Approved Sales Plan and the Approved Transition Plan, as each is defined in the Statement of Work.

“Approved Subcontract Form” shall mean the form Subcontract that is approved by the Company and attached to the Implementation Plan (as defined in the Statement of Work), as the same may be amended in accordance with the terms hereof.

“Background Check” shall mean the review of public information to investigate a Person’s history, which shall include, without limitation, the following: (a) social security skip number trace, (b) credit data reports, (c) national criminal record search, (c) state criminal record, (d) Department of Motor Vehicles/driving record, (e) education and (f) any licensure required to perform the Work.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to be closed.

“Change Order” shall mean a document issued by the Company to the IC to effectuate a change to this Agreement (including any schedules or exhibits attached hereto).

“Company Indemnitees” shall have the meaning set forth in Section 13.1.

“Contract Period” shall mean the term of this Agreement, as described in Section 3.4.

“Contractor Lien” shall mean a lien upon any part of the Work or any part of the Site arising out of the Work or by or through the IC, any Subcontractor or any IC Representative, suppliers or any of their respective personnel in connection with the Work, excluding any such lien arising from the Company’s failure to pay the IC any amounts due hereunder, which amounts are not subject to a good faith dispute.

“Customer Information” shall have the meaning set forth in Section 16.5.

“Customer Installation Authorization Form” or “Customer Authorization Form” shall have the meaning set forth in Section 4.5.3 of the Statement of Work.

“Documentation” shall mean all orders, contracts, invoices, records, payment receipts, warranty documents, specifications, procedures, instructions, reports, test results, analyses, calculations, manuals, and other data (i) specified in this Agreement or (ii) otherwise required by any Person having jurisdiction over the Work.

“Effective Date” shall mean the date that all of the following events have occurred:

(a)           this Agreement has been signed on behalf of the IC by the Person(s) authorized to bind the IC hereto;

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(b)           this Agreement has been signed on behalf of the Company by the Person designated by the officer or employee authorized to enter into this Agreement;

(c)           this Agreement has been approved by the Company’s Board of Directors, authorizing officer or employee authorized to give such approval; and

(d)           the Company has issued to the IC a notice to proceed.

“Environmental Health and Safety Plan” shall have the meaning set forth in Section 19.0

“Event of Default” shall have the meaning set forth in Section 11.2.

“Force Majeure Event” shall mean any event that:  (a) prevents or materially hinder a Party (the “Affected Party”) from performing its obligations under this Agreement or complying with any conditions required by the other Party under this Agreement; and (b) is beyond the reasonable control of (including, without limitation, war, civil insurrection, governmental expropriation, Acts of God, hurricanes, earthquakes, tornadoes, typhoons, epidemics, quarantines, riots, acts of terrorism and the results thereof and acts of sabotage) and not the result of the fault or negligence of the Affected Party (including such Affected Party’s personnel and, with respect to the IC, the Subcontractors or any IC Representative); and (c) could not have been prevented or avoided by the exercise of reasonable diligence by the Affected Party or its personnel or Subcontractors, as applicable.  In no event shall the following constitute a Force Majeure Event:  (i) strikes or labor disturbances involving the Company, the IC, Subcontractors or any IC Representatives; (ii) availability of, or price levels or fluctuations with respect to labor, goods, including materials and equipment, services, supplies or components of equipment related to items to be supplied by the IC in connection with the performance of the Work, unless due to Force Majeure; (iii) economic hardship; (iv) normal climatic conditions, (v) lightning strikes on buildings or structures or associated equipment; (vi) any delay or failure of the IC to perform the Work due to the delay or failure of any Subcontractor to perform any obligation to the IC; (vii) fires at a Site; or (viii) equipment failure.

“Governmental Body” shall mean any: (i) nation, state, county, city, town, village, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; or (iii) governmental or quasi governmental authority of any nature (including any governmental agency, branch, board, commission, department, instrumentality, office or other entity, and any court), in any such case exercising, or entitled to exercise, administrative, executive, judicial, legislative, regulatory or taxing or other authority (to the extent such exercise has the force of law) over this Agreement, the performance of the Work or the Parties.

“IC Change of Control” shall mean (i) the sale, transfer or other disposition of fifty percent (50%) or more of the equity interest of the IC or (ii) any change of the right to elect a majority of the board of directors (or similar governing body) of the IC and/or to direct the management, policies and decisions of the IC.

“IC Event of Bankruptcy” shall mean (i) if, by order of a court of competent jurisdiction, a receiver, liquidator, custodian or trustee of the IC or of a major part of the property of the IC is appointed and is not discharged within sixty (60) days, or if, by decree of such a court, the IC is adjudicated insolvent, or a major part of the property of the IC is sequestered, and such decree

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has continued undischarged and unstayed for sixty (60) days after the entry of such decree, or if a petition to reorganize the IC under any bankruptcy law or any other similar statute applicable to the IC, as now or hereinafter in effect, is filed against the IC and is not dismissed within sixty (60) days after such filing, or if the IC is adjudicated bankrupt or files a petition in voluntary bankruptcy under any provision of any bankruptcy law or consents to the filing of any bankruptcy or reorganization petition against it under any such law, or (without limitation of the generality of the foregoing) files a petition to reorganize pursuant to any bankruptcy law or any other similar statute; or (ii) if the IC makes an assignment for the benefit of creditors, or admits in writing an inability to pay its debts generally as they become due, or consents to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the IC or of a major part of the property of the IC.

“IC Performance Metric” shall have the meaning set forth in the Statement of Work.

“IC Performance Metric Default” shall mean (i) the occurrence of an IC Installation Metric Default (as defined in Section 4.6.3 of the Statement of Work), (ii) the IC’s failure to achieve the Energy Savings Metric (as defined in Section 5.2.1 of the Statement of Work) for two (2) consecutive quarters, (iii) the IC’s failure to achieve the Cost Per KWh Performance Metric (as defined in Section 5.3.2 of the Statement of Work) for any quarter (other than the initial quarter immediately following the Effective Date),  (iv) the IC’s failure to achieve 85% compliance with the Mean Time to Process Metric (as defined in Section 5.4.2 of the Statement of Work) for any quarter, (v) the IC’s failure to achieve the Conversion Ratio Metric (as defined in Section 5.5.3 of the Statement of Work) for one year, or (vi)  the IC’s failure to achieve any other IC Performance Metric, which failure has been determined by the Company shall constitute a default hereunder and remains uncured for more than thirty (30) days after notice from the Company to the IC.

“IC Representatives” shall mean the respective agents, servants or employees of the IC or any Subcontractor.

“Incentive Compensation” shall have the meaning set forth in Section 6.1.

“Increased Costs” shall have the meaning set forth in Section 10.1.

“Initial Expiration Date” shall mean June 30, 2014.

“Losses” shall have the meaning set forth in Article 13.0.

“Measure(s)” shall mean each energy efficiency item that is approved by the Consortium of Energy Efficiency and is suitable for installation at Sites pursuant to the SBDI Program (as reflected by its inclusion on the Pricing List).

“Non-Contract Work” shall have the meaning set forth in Section 10.1.

“Non-Incentive Compensation” shall have the meaning set forth in Section 6.1.

“O&R” means the Company’s affiliate, Orange and Rockland Utilities, Inc.

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“O&R Agreement” means that certain Small Business Direct Install Program Agreement by and between O&R and the Contractor of even date herewith.

“Person” shall mean any individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, joint venture or other entity with legal constitution under Applicable Law, including any Governmental Body.

“Pricing List” shall mean that Measure pricing list, included as part of Schedule I hereto, that details the fully installed, “all in” cost (i.e., product cost, labor, profit and any applicable tax) of each Measure to be offered to Approved Customers.

“Programs” shall mean the SBDI Program and any other programs that may be implemented by the Company for the purpose of promoting energy efficiency and as to which the IC agrees to perform services hereunder.

“Program Expenditure Limit” shall have the meaning set forth in Schedule I.

“Program Manager” shall mean the Company’s authorized representative for this Agreement as specified on Schedule III, or such other Person designated by the Company in writing from time to time.

“Program Participant” shall mean an Approved Customer that participates in the SBDI Program and agrees to the implementation of energy efficient measures in its facilities.

“Purchase Order” shall mean that certain purchase order no.              between the Company and the IC, of which this Agreement forms a part.

“Risk Manager” shall have the meaning set forth in Schedule IV.

“Site” shall mean the location of the performance of any Work.

“Small Business Direct Install Program” or “SBDI Program” shall mean the Program supported by the Work to be performed under this Agreement.

“Statement of Work” shall mean the Statement of Work attached hereto as Schedule II, together with all Exhibits thereto, as the same may be amended from time to time in accordance with the terms thereof and hereof.

“Subcontract” shall mean any agreement between the IC and any Subcontractor pursuant to which all or part of the Work is to be performed.

“Subcontractor” shall mean any Person contracting directly or indirectly with the IC (including any Person contracting with a Subcontractor of the IC) to furnish services or materials as part of, or directly related to, the Work.

“Survey Authorization Form” has the meaning set forth in Section 4.5.2 of the Statement of Work.

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“Task Assignment” shall mean a duly authorized request for contractor services submitted by the IC, either in written form or through electronic media, for the sole purpose of performing specific Work for the Company.

“Work” shall mean the work or services the IC has agreed to furnish pursuant to this Agreement, as more particularly described in Article 2.0 and in the Statement of Work.

1.2          Construction.  For purposes of this Agreement, except as otherwise expressly provided herein or the context otherwise requires, (i) the terms “hereof”, “herein”, “hereunder”, “hereby, “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision; (ii) the words “include”, “includes” and “including” shall be deemed to be modified by the words “without limitation”, unless otherwise specified; (iii) references to any Applicable Law means such Law as lawfully amended, modified, codified, replaced re-enacted and in effect from time to time; (iv) words in the singular or plural also include the plural or singular, respectively; and (v) references in this Agreement to any Article, Section, paragraph, Schedule, Exhibit or Appendix means the Article, Section, paragraph, Schedule, Exhibit or Appendix to this Agreement (or to a Schedule to this Agreement), unless otherwise specified.

2.0          Statement Of Work.  The IC will conduct, manage and administer the SBDI Program in accordance with the Statement of Work attached hereto as Schedule II and made a part hereof. The provisions of such Statement of Work, and any other requirements,  protocols, procedures and guidelines applicable to the SBDI Program (or any other Program) not delineated in this Agreement and subsequently developed between the Company and the IC shall be incorporated into this Agreement by amendment in accordance with Section 3.2.

3.0          General Provisions.

3.1                               Integrated Agreement.  This Agreement, together with that certain Disclosure Form, dated December 1, 2011, executed by the IC in favor of the Company and O&R in respect of Bid Event 36486 — Small Business Direct Install Program Implementation Contractor, including, without limitation, the Standards of Business Conduct Values and Guidelines for Contractors attached as Exhibit A thereto (which documents are hereby incorporated by reference herein and expressly made a part hereof, as though fully set forth herein), sets forth all of the rights and duties of the Parties with respect to the subject matter hereof, and supersedes any and all previous agreements or understandings, whether written or oral, relating to such subject matter. This Agreement may be amended only as provided herein.

3.2                               Amendment. All amendments hereto shall be in writing and signed on behalf of the Parties by the Persons authorized to bind the Parties thereto.  Except as expressly set forth herein (including in the Statement of Work), amendments hereto shall be signed by both Parties.

3.3                               Prohibition Against Assignment or Delegation.  The IC may not, unless it has first obtained the written consent of the Company, which may be withheld for any reason: (i) assign this Agreement or otherwise alienate any of its rights hereunder, including the right to payment, or (ii) except as specifically permitted herein, delegate, subcontract, or otherwise transfer any of its duties hereunder, and any such assignment or delegation without such consent shall be void.

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3.4                               Term.  Unless earlier terminated pursuant to the terms and conditions set forth herein, this Agreement shall commence on the Effective Date and shall terminate on the Initial Expiration Date.  Notwithstanding the foregoing,  the Company may in its sole and absolute discretion and upon written notice to the IC extend the Contract Period for an additional two-year period ending on June 30, 2016; provided that, in such event, the performance of Work relating to new business shall in all events end on December 31, 2015 and services rendered during the final six (6) months of the extended Contract Period shall be limited to such administrative and other functions as the Company shall direct.

3.5                               Representatives and Notices. Any notice, demand, or request directed to any Party shall be in writing, except as specified elsewhere in this Agreement, and delivered to the Person at the address identified by such Party as shown on Schedule III.  Service will be deemed complete upon receipt (if hand delivered or confirmed by fax or electronic mail), on the next Business Day (if sent by overnight courier) or five days after mailing (provided it is sent by registered or certified mail).  Either Party, by written notice sent in accordance with this Agreement, may designate different or additional Person(s) or different addresses for notice.

3.6                               Performance. The IC shall perform the Work in accordance with any schedule of performance stated in this Agreement (including, without limitation, the Statement of Work) and any agreement entered into by the IC or the Company with an Approved Customer or Program Participant.

3.7                               Firm Price. Unless otherwise expressly and specifically provided herein, the prices stated in this Agreement are firm and are not subject to increase.

3.8                               Conflict/Order of Preference.  Unless otherwise expressly provided herein or in any Schedule or Exhibit, in the event of a conflict between this Agreement and any Appendices or Schedules (including the Statement of Work) attached hereto (or any Exhibits attached to such Schedules), the terms and provisions of this Agreement shall control.   If there is any conflict among the Schedules attached hereto, the documents shall take precedence in the following order:

(1)           Schedule I: Compensation

(2)           Schedule II: Statement of Work (including Exhibits attached thereto)

(3)           All remaining schedules (which will be of equal priority)

Whenever possible, provisions shall be constructed as complementary rather than conflicting.

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3.9                               Representations and Warranties of the IC.  The IC hereby represents and warrants to the Company as follows:

(a)           The IC is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization, as applicable, and has all requisite corporate power and authority to own and operate its business and properties and to carry on its business as now being conducted and as proposed to be conducted hereunder, and is duly qualified to do business in the State of New York and in any other jurisdiction in which the transaction of its business makes such qualification necessary.

(b)           The IC has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement by the IC have been duly authorized by all necessary action on the part of the IC.  This Agreement has been duly and validly executed and delivered by the IC and, assuming due execution and delivery hereof by the Company, constitutes the legal, valid and binding obligation of the IC, enforceable against the IC in accordance with its terms, except as such enforcement may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights in an action generally, or (b) general equitable principles (in each case, whether considered in any action at law or in equity).

(c)           The execution, delivery and performance of this Agreement by the IC and the consummation of the transactions contemplated hereby do not and shall not contravene the governing documents of the IC and do not and shall not conflict with or result in a breach of or default under (i) any provision of Applicable Law or (ii) any indenture, mortgage, lease, agreement, instrument, judgment, decree, order or ruling to which the IC is a party or by which it or any of its properties is bound or affected.

(d)           All authorizations, approvals, orders or consents of any Person required in connection with the execution, delivery and performance of this Agreement by the IC have been obtained; provided that the consent of any Approved Customers shall be obtained in due course (prior to the provision of services thereto) in accordance with Applicable Law.

4.0          Subcontractors.

4.1                               Subcontracts.  Subject to Section 4.6 hereof the IC may enter into Subcontracts for the performance of portions of this Agreement. The IC will keep the Company informed with current listings of Subcontractors, and shall provide the Company with at least twenty-four (24) hours prior notice before the first time that a Subcontractor is to perform any Work at a Site.  The IC shall at all times be responsible for the acts, errors and omissions of the Subcontractors and Persons directly or indirectly employed or engaged by them and for the Subcontractors’ and such Persons’ compliance with the terms of this Agreement, including,

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without limitation, compliance with Applicable Laws. Nothing in this Agreement, and no action taken by the Company (including, without limitation, the issuance of identification cards or other materials co-branded with logos or other intellectual property of the Company) shall constitute, or be construed to create, any contractual, employer or other relationship between any Subcontractor and the Company or any of its affiliates (all of which is hereby expressly disclaimed) nor any obligation on the part of the Company or any of its affiliates to pay, or to be responsible for the payment of, any sums to any Subcontractors. Notwithstanding the foregoing (and unless otherwise agreed by the Company), the IC shall cause Subcontracts to (i) provide for the IC the same rights against the Subcontractor as the Company has hereunder against the IC hereunder (and shall expressly state that such provisions shall also be for the benefit of the Company), and (ii) provide that one or more representatives of the Company may, without prior notice to either the IC or Subcontractor, visit and inspect the place of business of the Subcontractor or any Site at which the Subcontractor is performing Work.

4.2                               Representations and Warranties Regarding Subcontractors.  The IC represents, warrants, covenants and agrees that (i) all Subcontractors are and at all times shall be appropriately qualified, with the necessary education, experience, licenses and certifications, and shall have all equipment necessary (which equipment shall be in good working order), to perform the Work competently, in a manner consistent with this Agreement (including this Statement of Work and the Approved Implementation Plan) and in compliance with all Applicable Laws, and (ii) it shall have performed Background Checks, or reviewed the results of Background Checks performed by its Subcontractors, the results of which, in either case, shall have been favorable and shall be made available to the Company upon its request, with respect to all Persons employed or otherwise engaged by Subcontractors to perform services at any Site and who have been issued or are expected to be issued an identification card co-branded with the logo of the Company and/or any other intellectual property of the Company.

4.3                               Form of Subcontract.   Upon approval of the form Subcontract submitted to the Company in connection with the Implementation Plan, the IC shall use the Approved Subcontract Form with all Subcontractors. The IC shall notify the Company in the event that any Subcontract differs in any material respect from the Approved Subcontract Form.  The Approved Subcontract Form may not be amended or modified without the Company’s prior consent.  Upon the Company’s written request, the IC shall supply the Company with true and correct copies of any or all Subcontracts.

4.4                               Provisions Binding on Subcontractors.  The provisions of this Agreement, including, without limitation, those pertaining to accuracy of reporting, confidentiality, release of lien waivers, safety and compliance with Applicable Laws, shall apply to all Subcontractors in the same manner as to the IC.  In particular, the Company will not pay, even indirectly, the fees and expenses of a Subcontractor that does not conform to the requirements of this Agreement.

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4.5                               Interest in Subcontractor.  In no event shall the IC or any of its principals, officers, directors or employees own any equity or economic interest in any Subcontractor unless (i) the IC has notified the Company of its intent to engage such Subcontractor prior to doing so, and (ii) the Company has consented thereto.  Notwithstanding the foregoing, the IC may engage the services of any wholly owned subsidiary of the IC, provided that the IC notifies the Company promptly upon such engagement.  The IC hereby notifies the Company that it intends to engage its wholly owned subsidiary, Willdan Lighting & Electric, Inc., to perform services under this Agreement.

4.6                               Termination of Subcontracts.  The IC shall terminate any Subcontract upon the Company’s request.

5.0          Personnel.

5.1                               Staff Size.  The size of the staff employed by the IC in the performance of the Work shall at all times be sufficient for the timely implementation of the Work in accordance with the Statement of Work, including, without limitation, the Approved Implementation Plan.

5.2                               Qualification.  The IC represents, warrants, covenants and agrees that the IC, each IC Representative and all personnel of the IC or any IC Representative assigned, deployed or used to perform Work (i) shall be appropriately qualified, with the necessary education, experience, licenses and certifications, and shall have all equipment necessary (which equipment shall be in good working order) to perform the Work competently in a manner consistent with this Agreement (including the Statement of Work and the Approved Implementation Plan) and in compliance with all Applicable Laws, and (ii) if issued an identification card co-branded with the logo of the Company and/or any other intellectual property of the Company (including, without limitation, magnetic signage, marketing materials, business cards and informational brochures), shall have cleared, with favorable results, a Background Check performed by or on behalf of the IC (which results shall be made available to the Company upon its request).

5.3                               Personnel.  The IC shall furnish the Company with the names, titles, and qualifications of its key project personnel, along with the names and titles of all other project personnel to perform Work hereunder. Personnel of the IC assigned to perform services hereunder who are designated as “key” personnel shall devote substantially all of their working time to performing the Work; provided, however, that such personnel may, with the express prior written approval of the Company and O&R, also perform services under the O&R Agreement; provided, further, that any time spent by such shared personnel shall be clearly identified on each invoice delivered to the Company and O&R, reflecting, in each case, only the time spent for that entity (it being expressly acknowledged and agreed that under no circumstance whatsoever may the same time be billed to both O&R and the Company). The IC shall minimize changes to its project personnel. The Company shall have the right to request personnel changes and to review and

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approve project personnel changes proposed by the IC; provided that the Company’s approval of personnel assignments and changes shall not be unreasonably withheld. The IC shall maintain current logs of all personnel to whom Company-branded identifications are issued, and shall promptly notify the Company if any such identifications shall become lost or stolen.  The IC shall cause each such Person to comply with all policies of the IC and the Company and shall promptly notify the Company in the event that any such personnel breaches such policies, including, without limitation, the promotion of the IC’s business to Approved Customers or Program Participants or threatening or mistreating any Person.

6.0          Compensation.

6.1                               Specific Rates of Compensation.  The Company agrees to pay, and the IC agrees to accept in full satisfaction thereof, the actual cost of the Work at the rates set forth on Schedule I attached hereto and made a part hereof, subject in all events to the Program Expenditure Limit.  The IC’s compensation hereunder shall be comprised of: (i) an administration fee, payable monthly on a time and material basis, at the hourly rates set forth on Schedule I (but subject to a ten percent (10%) holdback described in Section 6.3 and the Non-Incentive “not to exceed” limitation set forth on Schedule I), (ii) survey charges of the amount set forth on Schedule I (subject to the maximum limitations set forth on Schedule I), and (iii) installation charges (which, for each Measure, shall equal the amount set forth opposite such Measure on the Pricing List contained in Schedule I, and which shall, in the aggregate and together with survey charges, not exceed the Incentive “not to exceed” limitation set forth on Schedule I) (the compensation described in clause (i) being, “Non-Incentive Compensation”, and in clauses (ii) and (iii) being, “Incentive Compensation”).  All such compensation (including the Incentive Compensation set forth in the Pricing List) shall remain in effect through the Contract Period (as the same may be extended), unless modified or otherwise amended by mutual agreement of the Parties or pursuant to the next sentence.  In the event a Subcontractor sells products or services to Program Participants at prices below those stated in the Pricing List, the IC shall extend such lower prices to the Company (it being expressly acknowledged and agreed that under no circumstances shall the IC bill the Company for any component of Incentive Compensation in an amount exceeding the amount reflected on Subcontractor’s invoice therefor, regardless of the price of such component reflected on the Pricing List).   The hourly rates payable to the IC for administrative work performed on the basis of time and material shall include all profit and indirect costs, such as (but not limited to) field and corporate overhead, supplies (other than marketing materials exclusively related to the Program that have been expressly approved by the Company for use), equipment, computer usage or other information technology charges, home office costs, and all other off-site costs and other similar charges, and no payments in respect of such items shall be made by the Company other than through payment of the hourly rates.  For purposes of clarity, the IC acknowledges and agrees that the rates and prices are inclusive of automobile, gasoline, tolls or other similar transportation charges, none of which shall be separately charged to the Company.

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6.2                               Additional Services; Premium Time Work.  Payment for additional services and expenses not identified on Schedule I but related to and required in connection with the implementation of the Program shall be made only upon the Company’s express written approval and otherwise on the terms and conditions set forth herein.  Work performed on the basis of time and material, if any, shall not be performed either in whole or in part on a premium time basis (including overtime, Saturdays, Sundays and holidays) unless the IC obtains the Company’s prior written consent. If the IC should perform work on a premium time basis without obtaining such consent, then all costs relating to the premium time portion shall be borne solely by the IC without recourse to the Company.

6.3                               Invoices; Payment.  Unless otherwise specified in any Schedule attached hereto, payment shall be made by the Company to the IC within fifteen (15) days after receipt (subject to future audit and adjustment if found to be in error) of accurate and proper invoices with required supporting documentation; provided, however, that if, during such fifteen (15) day period, the Company determines that one or more items reflected in the invoice are incorrect, it may request that the IC issue a new invoice with the inaccurate items removed, and the Company shall pay the amount of the new, reduced invoice (subject to future audit and adjustment if later found to be in error) within fifteen (15) days after receipt.  Notwithstanding the foregoing, (a) the Company reserves the right to withhold payment of an entire invoice if, in its reasonable judgment, the number or character of inaccuracies identified therein are material, and (b) in any event, no payment or partial payment made by the Company of any invoice shall constitute acceptance by the Company of the amounts reflected thereon as accurate and/or owing.

After the performance of the Work for which payment is to be made, original invoices for Incentive Work shall be submitted to the Program Manager and the Accounts Payable Section of the Company’s Corporate Accounting Department on or before the fifteenth (15th) and thirtieth (30th) days of the month, and original invoices for Non-Incentive Compensation shall be submitted to the foregoing Persons once per month only (on or before the tenth (10th) day of the next month).    In each case, invoices shall (i) be timely submitted, (ii) for Non-Incentive Compensation, separately set forth, on independent lines, the identity of each Person performing services, such Person’s labor classification, a description of the work performed by such Person and whether such Person also performed services for O&R during the period covered by the invoice, the number of hours worked and the hourly rate as well as the total amount invoiced, and shall be accompanied by signed time sheets (or electronic records of time worked) and any other data reasonably required by the Company (which may include, for the avoidance of doubt, attendance records of Persons performing work), (iii) for Incentive Compensation, clearly identify the date, location, customer, quantity and unit cost of each Measure installed and/or survey completed, and (iv) in all cases, otherwise provide such detail, and be accompanied by such supporting

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documentation, as set forth in this Agreement or otherwise reasonably required by the Company for tax, regulatory, internal or external audit or other purposes. Proofs of costs shall be submitted for any and all reimbursable marketing supplies and materials, surveys and Measures (including, without limitation, true and correct copies of Subcontractor invoices, if applicable).

The IC acknowledges that the Company will withhold ten percent (10%) of its payment on all monthly invoices for Non-Incentive Compensation as security for the IC’s performance hereunder; provided, however, that upon conclusion of the applicable calendar year, the IC shall be repaid 50% (and up to 100%) of such withheld amount if the IC achieves at least 90% (but up to 100%) of the Energy Savings Metric (as defined in the Statement of Work) (with the IC earning an additional 5% above 50% of the withheld amount for each percentage point of Energy Savings above 90% that the IC achieves).  Unrecovered withholdings in a calendar year will not roll over to the next succeeding year unless the MWh goals for the IC Geographic Area are met for the Contract Period (as extended), in which event all previously unpaid withholdings shall be recovered by the IC.  The Company shall remit payment to the IC against authorized invoices for withheld amounts net fifteen (15) days upon the Company’s quality assurance verification of megawatt savings hours (which shall not endure beyond sixty (60) days following the end of the calendar year or Contract Period, as applicable).

The IC acknowledges that the failure to submit true and complete invoices and other such supporting documentation as set forth in this Agreement will result in a delay in timely payment to the IC hereunder, and that consistent failures may result in termination of this Agreement or the exercise by the Company of other remedies available hereunder or at law or in equity.  Under no circumstances shall the IC charge the Company for time it spends or expenses it incurs to correct, re-issue, justify or otherwise provide support for invoices or portions of invoices properly rejected by the Company for failure to comply with the terms of this Agreement.

Any payments due the IC hereunder shall be made in U.S. Dollars by wire transfer of immediately available funds to the bank account most recently designated by the IC (and in any event upon at least two Business Days’ prior notice).  The Company acknowledges that failure to timely pay true and correct invoices may result in delays in performance of the Work.

6.4                               Final Acceptance.  The acceptance by the IC of final payment for the performance of the Work shall be and operate as a release of the Company from all claims of, and all liability to, the IC for all things done or furnished in connection with this Agreement and for every act and neglect of the Company and others for whom the Company is or may be responsible relating to or arising out of this Agreement. However, no payment, final or otherwise, shall operate to release the IC from any obligations under this Agreement.

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6.5                               Payment of Claims on Behalf of the IC.  The Company may at any time after notifying the IC in writing (but in no event shall be required to), pay directly any unpaid claims against the IC based on the Work, and in so doing the Company shall be conclusively deemed to be acting as the IC’s agent solely with respect to such payments. Any payment made by the Company to discharge a claim against the IC shall be treated as a payment made under this Agreement from the Company to the IC.

7.0          Taxes.

7.1                               Sales Tax. The IC shall use its best efforts to complete and execute, and arrange for each Program Participant to execute, a Certificate of Capital Improvement in connection with each installation performed hereunder.  In any event, the IC agrees that all amounts to be paid by the Company to the IC hereunder in accordance with Schedule I hereto (including, without limitation, the Pricing List) include all applicable federal, state and local sales, use or other similar taxes, and the Company shall have no responsibility to pay any amounts whatsoever, other than those set forth herein.  To the fullest extent permitted by Applicable Law, the IC agrees to defend, indemnify and hold harmless the Company Indemnitees from and against any and all such sales, use or other similar taxes, assessments, penalties, interest or other Losses arising from any claim by any Governmental Body that the Company owes or has otherwise failed to pay such taxes.

7.2                               Payroll Taxes and Contributions. The IC assumes exclusive and sole liability for, and shall pay, all contributions or taxes imposed by or required under the unemployment insurance laws of New York or any other state and the Social Security Act or any other Applicable Law upon or in respect of wages, salaries or other compensation paid to employees engaged upon or in connection with the work to be performed.

8.0          Warranties. The IC warrants that the Work shall be rendered competently by qualified personnel and in accordance with the best accepted practice. The IC further warrants that any goods furnished in connection with the Work will (i) be new and of merchantable quality, and free from defects in title, design, material, fabrication and workmanship, (ii) conform strictly to the Approved Plans, the Statement of Work and other applicable Documentation and (iii) be suitable for their intended purposes in compliance with all Applicable Laws. Should any failure to meet any of the warranties stated herein appear within eighteen (18) months of the completion of all Work, the IC shall, upon notice by the Company, re-perform the services and replace or repair any goods not conforming to the foregoing warranties promptly and without expense to the Company (or any Approved Customer or Program Participant, as the case may be). In the event the IC fails to promptly remedy as aforesaid any breach of warranty, the Company may correct the deficiencies and charge the IC the cost thereof. The aforesaid warranties shall survive acceptance of and payment for the Work. After any such services have been redone and materials or articles replaced or repaired pursuant to the foregoing warranties, they shall be subject anew to the foregoing warranties; provided, however, that the IC’s product/equipment warranty period shall not be required to exceed the period provided by the applicable manufacturer (as approved by the Consortium of Energy Efficiency) or the IC’s workmanship warranty period exceed 24 months from the date of original performance.

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9.0          Changes. The Company reserves the right at any time to request that the IC perform Work for other Programs, and to otherwise make changes in the Work as it may direct in writing, which Work shall be performed on the terms and conditions set forth herein.

10.0        Claims

10.1                        Permitted Claims.  The only claims that may be made by the IC are for (i) providing services or materials beyond the scope of this Agreement that are not covered by a written and signed Change Order or otherwise permitted without the IC’s consent by the terms of the Statement of Work (“Non-Contract Work”), and (ii) the increased cost of performing the Work caused by the Company’s breach of this Agreement (“Increased Costs”).

10.2                        Notice of Claim.  For each claim for Non-Contract Work, the IC must give written notice to the Program Manager within five (5) days of when the IC began to perform such work. The notice must identify such work with particularity, including the date such work began, the reason such work was performed, the estimated cost and duration of the work, the anticipated schedule impact of the work, and the name of any Company representative alleged to have ordered such work. For each claim for Increased Costs, the IC must give written notice to the Program Manager within five (5) days of IC’s discovery of the Company’s breach. The notice must identify the breach with the following particularity: (i) for an act of the Company, identify the act, the date and location of the act, and the individual who performed the act; or (ii) for an omission by the Company, identify the specific action the IC believes the Company should have taken, the date the action should have been taken, and the date the action was taken, if ever.

10.3                        Documentation.  For claims for which the IC has given timely notice under Section 10.2, the IC must segregate and maintain all costs associated with such claim.  Documentation of all such costs shall be maintained and be made available to the Company upon request. The IC shall submit weekly detailed itemizations of such costs to the Company within ten (10) days after submitting the notice required by Section 10.2. For each claim for Non-Contract Work, such itemization of costs shall include: (i) the name, title, trade, local, and number of each worker employed in such work, the dates and hours each worker was employed in such work, and the tasks performed, and (ii) the nature and quantity of any materials, plant and equipment furnished or used on connection with the performance of such work and from whom purchased or rented. For each claim for Increased Costs, such itemization of costs shall include: (i) the date the Increased Costs were incurred, (ii) the name, title, trade local, and number of the workers who performed the work whose costs were increased, (iii) the price in the IC’s bid for the performance of the work that had its cost increased, the actual cost to the IC to perform such work, and the amount of the Increased Costs that the IC claims the Company is responsible for, and (iv) the nature and quantity of any materials, plant, and equipment whose cost was increased by the Company’s act or omission.

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10.4                        Waiver.  The IC’s failure to provide timely notice of a claim as required by Section 10.2, or to collect, segregate, maintain, and make available to the Company documentation of all costs sought in the claim, as required by Section 10.3, or to timely submit such costs on a weekly basis, as required by Section 10.3, shall be deemed a conclusive and binding determination by the IC that neither the IC nor any of its Subcontractors have provided any services or materials beyond the scope of this Agreement not covered by a written and signed Change Order and that neither the IC nor any of its Subcontractors have had their costs increased by a breach of this Agreement by the Company, and such failure shall be deemed a waiver of the claim.

11.0        Termination; Default.

11.1                        Termination for Convenience. The Company may for any reason whatsoever, including its own convenience, terminate this Agreement, in whole or in part, without liability to the IC except as stated in this Section 11.1, upon thirty (30) days’ prior written notice to the IC. In the event of such termination, in full discharge of its obligations to the IC in respect of this Agreement and such termination, the Company shall pay the IC for Work performed to date of termination, including all retentions (or portions thereof, to the extent payable hereunder, as measured on a pro rated basis) and compensate the IC, at the established rates and upon submission of substantiation of the same, for any work required to organize and deliver to the Company all Documentation and other materials developed in the course of the work to the date of termination.  Except as provided in the preceding sentence, no other termination charges shall apply.  If, however, payments made under this Agreement exceed the amounts payable under this Section 11.1, then the excess shall promptly be refunded to the Company. Except as agreed by the Company in writing, termination shall not relieve the IC of any obligation that may arise out of Work performed prior to termination. In no event shall the Company be liable to the IC for damages of any kind arising out of the termination or for lost profit, unrecovered or increased overhead or lost opportunities to obtain other sales.

11.2                        Termination for Default. The Company shall have the right, by written notice to the IC, to immediately terminate this Agreement in the event (i) there is an IC Change of Control, (ii) there is an IC Event of Bankruptcy, (iii) the IC assigns or attempts to assign its rights or obligations under this Agreement or any part thereof to any Person without the prior written consent of the Company, (iv) the IC, any Subcontractor or any IC Representative fails or refuses to comply with any Applicable Law, (v) that any payments due to the IC exceed the Program Expenditure Limit without the Company’s prior written consent, (vi) the IC fails to maintain and provide acceptable evidence of the required insurance for the required period of coverage as set forth in this Agreement, (vii) the IC, any Subcontractor or any IC Representative fails to have all licenses required under

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this Agreement and Applicable Law, (viii) there is an IC Performance Metric Default, (ix) any representation or warranty made by the IC herein or any other document submitted to the Company in connection with this Agreement or the Work is false or misleading in any material respect when made, or (x) the IC has failed to perform, in whole or in part, any promise, covenant, or agreement set forth in this Agreement, including without limitation the Appendices, Schedules and Exhibits attached hereto, any Purchase Order, any Change Order or any other document delivered in connection with this Agreement and fails to cure such breach within thirty (30)  days after receipt of written notice thereof (each of the events described in clauses (i) through (x) of this Section 11.2 being, an “Event of Default”).

11.3                        Remedies Not Exclusive; Right of Offset.  Without limiting Section 11.2, upon the occurrence of an Event of Default, the Company shall have the right to retain from any payments otherwise due the IC for any Work performed prior to or after the occurrence of such Event of Default an amount which the Company determines in its sole and absolute discretion (consistent with Applicable Law) is adequate to cover all damage resulting from such Event of Default, together with all rights and remedies provided by law or equity.  Any failure by the Company to exercise its right to terminate this Agreement in accordance with such Section 11.2 shall not affect the Company’s exercise of any other right or privilege hereunder or under Applicable Law (including, without limitation, its right of offset pursuant to the preceding sentence).

11.4                        Actions Upon Termination.  Upon termination of this Agreement, the IC shall: (i) cease performance of the Work to the extent directed by Company and (ii) deliver to the Company all Documentation, whether or not complete, related to the Work and comply with the terms and conditions of the Approved Transition Plan (as defined in the Statement of Work), and otherwise take all actions that the Company may direct for the protection and preservation the Work and all property and materials or supplies related thereto (in whatever stage of completion).

12.0        Insurance Requirements.

12.1                        Specific Insurance Requirements.  The IC shall obtain and maintain in full force and effect during the Contract Period (or for such longer period as may be required herein) insurance in accordance with, and meeting the requirements set forth in Schedule IV attached hereto and made a part hereof.  Acceptable evidence of required insurance, from insurers that are licensed to do business in the State of New York, having an AM Best rating of not less than A-, VIII and otherwise acceptable to the Company, will be required to be submitted to the Company and maintained current throughout the Contract Period. Said evidence of insurance must be on file with the Company in order to receive payment hereunder and in order to commence Work.

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12.2                        Subcontractor Compliance.  The IC shall be responsible for compliance by Subcontractors with the insurance requirements hereof.

12.3                        Periodic Right to Review/Update Insurance Requirements.  The Company and the IC agree that the insurance policy limits specified on Schedule IV may be reviewed for adequacy annually throughout the term of this Agreement by the Company and its legal counsel, which may thereafter require the IC to adjust the amounts and types of insurance coverage required herein as determined by the Company and/or its legal counsel to be adequate and necessary. The IC shall, upon request by the Company, submit all pertinent information about the agent and carrier providing such insurance, including applicable license and ratings.

13.0        Indemnification.

13.1                        Indemnification Obligation.  To the fullest extent permitted by Applicable Law, the IC agrees to defend, indemnify, save and hold harmless the Company, its shareholders, and affiliates, and each of its and their respective officers, directors, trustees, employees, agents, representatives, successors in interest and assigns (collectively, the “Company Indemnitees”) from and against any and all actions, suits, proceedings, investigations, claims, damages, losses and liabilities, statutory or administrative fines, penalties, forfeitures, costs and expenses (including, without limitation, attorneys’ fees, court costs, costs of experts) (collectively, “Losses”) arising out of or resulting, in whole or in part, from, or incurred by any Company Indemnitee in connection with, the performance of this Agreement or the Work by the IC, any Subcontractor, or any IC Representatives and including (without limitation) Losses (i) arising from the partial or sole negligence of any Company Indemnitee or non-parties to this Agreement, (ii) for injury to or the death of Persons or damage to property (including, without limitation, injury or death of any IC Representatives), (iii) resulting from any violation or alleged violation of Applicable Law or any other breach of this Agreement by the IC (or any of its representatives or agents, including any Subcontractor), or (iv) related to the discharge or defending of any Contractor Liens. The IC expressly agrees that the Company may pursue claims for contribution and indemnification against the IC in connection with claims against any Company Indemnitee for injury and/or death to the IC’s employees notwithstanding the provisions of Section 11 of the Workers’ Compensation Law limiting such claims for contribution and indemnification against employers, and the IC hereby waives the limitations on contribution and indemnity claims against employers provided in Section 11 of the Workers’ Compensation Law insofar as such claims are asserted by the Company against the IC.  The indemnification obligations hereunder are not limited by insurance coverage.

13.2                        Indemnification Procedure.  The Company shall promptly give the IC notice of any action, administrative or legal proceeding, investigation or claim (whether asserted by a third party or by a Company Indemnitee) in respect of which indemnification by the IC is or may be sought under this Agreement (provided, however, that the failure to provide such prompt notice shall not relieve the IC of

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its indemnification obligations hereunder unless it is actually prejudiced by such failure).  The IC shall have the obligation to assume the defense of any third party claim with counsel of its choice and shall conduct any such defense with due diligence and in good faith; provided, however, that if the IC fails to assume or diligently prosecute such defense, the Company may do so at the IC’s sole expense, and, with prior notice to the IC, may settle such action).  The Company Indemnitees shall render such assistance as the IC may reasonably require in connection with such defense; provided that the IC shall reimburse the Company Indemnitees for any out of pocket expenses, including payments to third parties, reasonably incurred by them in connection therewith.  Company Indemnitees have the right to be represented by counsel of their own selection and to participate in such defense at their own expense, unless the defendants in any such action include both Parties, and the Company shall have reasonably concluded that there may be legal defenses available to it which are different from, additional to or inconsistent with those available to the IC, in which event the IC shall responsible for the cost and expenses of such separate counsel engaged by the Company).  The IC shall not compromise or settle any third party action without the prior consent of the Company Indemnitees, unless such settlement involves only the payment of money by the IC and does not affect any rights of any Company Indemnitee.

14.0        Obligations with Respect to Liens.  Notwithstanding any provision in this Agreement to the contrary, if any Contractor Liens are filed against the Company or any Site by any Subcontractor, or if any notice of intent to file a Lien is received from any Subcontractor, then provided that the IC has been timely paid (unless nonpayment is due to the IC’s breach or delivery of an incorrect invoice) the IC shall (i) promptly obtain release of the Lien or the notice of intent (or cause such Subcontractor to release such Lien or notice), and (ii) deliver copies of any such releases to the Company promptly upon its request.  Notwithstanding the foregoing, the IC shall have the right to elect to take a security interest in the Measures to be installed at a Site if (and only if) (i) the amount of the applicable Approved Customer copayment, whether or not financed, equals or exceeds $1,500; provided, however, that the IC shall (a) forebear from filing any such Lien for a period of at least sixty (60) days following any default by the applicable Program Participant of its payment obligations, and (b) notify the Company promptly upon the occurrence of any such default and of the IC’s intention to file any such Lien (prior to doing so).

15.0        Reporting; Monitoring of Work.

15.1                        Reporting.  The IC shall submit to the Company such surveys, reports and other Documentation as required in the Statement of Work. The IC acknowledges that any data or information reported to the Company will be provided, in whole or in part, to the New York State Public Service Commission and, as such, represents, warrants, covenants and agrees that all such data and information shall be true, correct and complete.  The IC further agrees to promptly notify the Company if the IC has knowledge of any errors or omissions with respect to any data or information previously submitted to the Company, and to promptly resubmit any such survey or report to correct the same.  The IC expressly agrees to indemnify, save and hold harmless the Company Indemnitees for any Losses arising out of, in whole or in part, the provision of such information by the IC or any Subcontractor.

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15.2                        Records and Audits. The IC shall maintain records and books of accounts showing all costs and expenses incurred by the IC pursuant to this Agreement. The Company shall have the right, upon reasonable notice, to audit the books, records, documents, and other evidence and the accounting procedures and practices, where needed, to verify the costs and expenses claimed, for a period of at least six (6) years after final payment to the IC and thereafter until all disputes, appeals, litigation, or claims then pending have been finally resolved. The right to audit shall also include inspection at reasonable times of the IC’s offices or facilities that are engaged in the performance of the Work.  In addition, the IC shall, at no expense to the Company, furnish reasonable facilities and assistance for the conduct of such an audit. Upon request, the IC shall also provide copies of all documents (in whatever form or medium maintained) applicable to this Agreement. The audit findings shall, to the extent allowed by Applicable Law and subject to Article 16.0, be treated by the Company as confidential.

15.3                        Right to Review Services, Facilities, and Records.  The IC shall maintain records of (i) licenses held by the IC, Subcontractors and IC Representatives in connection with the performance of the Work, (ii) permits required under Applicable Law to be obtained by the IC, Subcontractors or any IC Representative in connection with the performance of the Work and (iii) inspections performed after completion of any Work at a Site.  The Company reserves the right to inspect and review any portion of the Work performed by the IC, Subcontractors or any IC Representative under this Agreement, and the IC agrees to cooperate to the fullest extent possible in connection therewith. The IC shall furnish to the Company such reports, statistical data and other information pertaining to the Work as the Company and/or any Governmental Body having regulatory authority over the Company (including, without limitation, the New York State Public Service Commission) shall require, including, without limitation, copies of invoices and support therefor and calculations of energy savings and support therefor.  The IC further agrees to make any appearances or meet with the Company, its representatives or any other Person, as reasonably requested by the Company.

15.4                        Right to Audit.  If any audit conducted pursuant to Section 15.2 discloses that the Company has paid the IC for any costs alleged by the IC to have been incurred but which were not in fact incurred or for any time and materials which were not used, the IC shall refund to the Company an amount equal to such payment plus interest thereon accruing from the date of such over-payment by the Company to the date of repayment by the IC at the prime rate as published in the Wall Street Journal over such period, plus three percent (3%) or the highest rate permitted by law, whichever is less.  In addition, if such overpayment exceeds the correct amount by more than five percent (5%), the IC shall compensate the Company for the cost of the audit.

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15.5        No Discharge of Obligations.  The right of the Company to review or approve surveys, Task Assignments, Subcontracts, procedures, instructions, reports, schedules, or other data that are developed or provided by the IC or to conduct energy surveys or perform installations and inspections hereunder, and any exercise or failure to exercise any such right, shall not relieve the IC of any obligation set forth herein.

16.0        Confidentiality.

16.1        Non-Disclosure of Confidential Information.  All data and information developed or utilized by the IC in the course of providing the Work, including, without limitation, any information supplied to the IC by the Company or obtained by the IC, any Subcontractor or any IC Representative from or relating to any customer of the Company (including without limitation, Approved Customers or Program Participants) (collectively, the “Confidential Information”) shall be held in strict confidence and shall be used solely for the performance of the Work pursuant to this Agreement. The IC shall not disclose such Confidential Information to any Person (including but not limited to parents, subsidiaries, or affiliates of the IC, any Subcontractor or any IC Representative) other than the Company, its personnel, employees, legal counsel or other Persons designated by the Company to receive such information (including the New York State Public Service Commission).  Notwithstanding the foregoing, the IC may disclose Confidential Information to any Subcontractor or IC Representative that has a legitimate “need to know” the Confidential Information, provided that such Subcontractor or IC Representative is advised of the confidential/proprietary nature of such Confidential Information and is caused by the IC to observe the terms of this Confidentiality Agreement. The IC shall be responsible to the Company for any act or omission of a Subcontractor or IC Representative which, if committed by the IC, would constitute a breach of this Article 16.0.

16.2        Required Disclosure.  In the event that the IC, pursuant to Applicable Law, regulation or legal process, is requested or required to disclose any Confidential Information, the IC shall provide the Company with prompt notice of such request or requirement in order to enable the Company to consult with the IC with regard to the steps that may be taken by the Company to reduce the extent of Confidential Information that must be disclosed and/or to enable the Company to seek an appropriate protective order or other remedy reducing the extent of Confidential Information that must be disclosed. In any event, the IC shall disclose only such Confidential Information that it is advised by legal counsel is legally required in order to comply with such Applicable Law, regulation or legal process (as such may be affected by any protective order or other remedy obtained by the Company) and the IC shall use reasonable efforts to ensure that all Confidential Information that is so disclosed will be accorded confidential treatment.

16.3        Return of Confidential Information.  Upon the earlier of (i) thirty (30) days after written demand of the Company or (ii) the expiration or termination of this

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Agreement, the IC shall (and shall cause Subcontractors and IC Representatives to) return to the Company all copies of the Confidential Information that was disclosed to it by the Company, together with all copies of all documents and of all other media that contain any such Confidential Information or any extracts thereof. In lieu of complying with the immediately preceding sentence, the IC may, within thirty (30) days, destroy all copies of all documents and of all other media that contain any such Confidential Information or any extracts thereof and represent in writing to the Company that such destruction has occurred. Compliance with this Section 16.4 shall not relieve the IC from Compliance with the other terms of this Article 16.0 or this Agreement.

16.4        Protection of Customer Information.  Notwithstanding any other provision herein, the IC agrees that it shall, and shall cause all Subcontractors and IC Representatives to, encrypt, password-protect and otherwise take reasonable precautions to protect any and all information relating to a customer of the Company (including, without limitation, an Approved Customer or Program Participant) or other natural Person which can be used to identify such customer or Person (including, without limitation, any account number, credit or debit card number, social security number, driver’s license number or other identification card number or other personally identifiable information and including energy usage or energy savings information) (collectively, “Customer Information”) when communicating such information over the Internet or otherwise. The IC shall immediately notify the Company if it learns or discovers that any Customer Information has been used, or is reasonably believed to have been used, by any Person without authorization, or that the security, confidentiality or integrity of such information has been breached.  All Customer Information that is transferred by the IC to any Subcontractor or the Company shall be (i) encrypted using an encryption method approved by the Company and (ii) external completed via a central device, and shall include: date and time of the transfer; sending company name, receiving company name, URL or FTP server name the data was transmitted to, name of the data file transmitted, number of bytes in the data file transmitted, and success or failure of the transmission.   The Company may, from time to time and without notice to the IC, update any data security requirements with respect to Customer Information.

16.5        No Rights Granted.  Nothing in this Article 16.0 shall be construed as (i) granting or conferring any rights, by license or otherwise, expressly, implicitly or otherwise, under any patents, copyrights or trade secrets of the Company, or (ii) requiring the disclosure of any Confidential Information. No rights or obligations other than those expressly stated herein shall be implied from this Article 16.0.

16.6        Remedies.  The IC acknowledges that disclosure or misuse of Confidential Information by the IC, a Subcontractor or an IC Representative may result in irreparable harm to the Company, the amount of which may be difficult to ascertain and which could not be adequately compensated by monetary damages, and that therefore the Company is entitled to specific performance and/or injunctive relief to enforce compliance by the IC with the terms of this

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Agreement. Such right of the Company shall be in addition to the remedies otherwise available at law and in equity or under this Agreement. The IC agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

17.0        Intellectual Property.

17.1        Grant of Limited, Non-Exclusive and Revocable License.  The IC acknowledges that the Company owns all right, title and interest in and to “Green Team” and associated service marks, trade names and logos.   The Company hereby grants a limited, non-exclusive and revocable license to use the “Green Team” and the Company names, trade names and logos solely for purposes of conducting its sales and marketing activities in accordance with the terms of this Agreement (including the Statement of Work and the Approved Sales Plan).  Any such use shall in all events conform to the Company’s standards in effect from time to time.  The IC shall be responsible for compliance with such standards by Subcontractors and all IC Representatives.

17.2        Use of Intellectual Property.  If the IC, in the performance of the Work, employs, constructs or provides any goods, design, process, material, tool, equipment or work of authorship (including computer programs and documentation) covered by a patent, copyright, trademark or other proprietary right, the IC shall, if it does not itself own such right, at its own expense secure permission prior to its use hereunder by securing a suitable agreement from the owner of such right. The IC shall indemnify and hold the Company from and harmless against any liability arising from a claim, suit or proceeding brought against the Company and any liability arising therefrom based on a claim that the services rendered hereunder, or any goods, designs, processes or works of authorship (including computer programs and documentation) supplied in connection therewith or resulting therefrom, infringe any patent, copyright, trademark or any other proprietary right. The IC shall provide for the defense of any such claim, suit or proceeding, and shall pay all costs and expenses thereof, including compensation of experts and counsel, and all damages and costs awarded therein against the Company. The Company shall notify the IC of any such claim, suit or proceeding in writing and give the IC authority, information and assistance, if applicable, (at the IC’s expense) for the defense thereof. In the event that the use of any goods, designs, processes or works of authorship furnished hereunder is enjoined, the IC shall promptly, at its own expense, either (i) procure for the Company the right to continue using said goods, designs, processes or works of authorship or (ii) with the approval of the Company (x) replace them with non-infringing goods, designs, processes or works of authorship of equal performance and quality, or (y) modify them so they become non-infringing.

18.0        Compliance with Laws/Safety Requirements.

18.1        Compliance with Laws. The IC shall at all times comply with all Applicable Laws in connection with its performance of the Work. Prior to performance of the

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                Work, the IC shall, at its own cost, have obtained, and shall have required all Subcontractors, IC Representatives and other Persons performing services on behalf of the IC and such Subcontractors to obtain all licenses and permits required by Applicable Law to engage in the Work (including, without limitation, all engineering and electrical licenses), which shall in all events be current and in effect at all times Work is performed.  The IC shall provide the Company, upon request, with the original or a copy of permits, certificates, receipts and other evidence establishing its compliance with this Section 18.1. Without limiting the generality of the foregoing, the IC agrees to comply with the Fair Labor Standards Act and with the provisions contained in Appendix A, which is attached hereto and made a part hereof.

18.2        Safeguards.

18.2.1     The IC shall (and shall cause each Subcontractor and IC Representative to) comply with, all applicable local, state, and federal safety and health laws in effect on the date hereof (and any amendments thereto) and all standards, rules, regulations, and orders issued pursuant to such local, state, and federal safety and health laws.  The IC shall cause all equipment and structures, the place of work and the ways and approaches thereto to meet the requirements of all public authorities. All equipment, tools, other aids and materials utilized by the IC, Subcontractor and IC Representatives shall have been tested and meet all applicable ANSI standards and legal requirements, shall be of high quality and in good working order. The IC shall be responsible for learning what all of these requirements are and the acceptable techniques for complying with them.

18.2.2     If in the sole discretion of the Company the work practices of the IC, any Subcontractor or any IC Representative or conditions created by the IC, Subcontractor or IC Representative are unsafe or fail to comply with Applicable Law, the Company may suspend this Agreement (and the IC’s performance hereunder) until such practices and conditions are corrected. The IC shall not be entitled to any additional costs or time for performance due to such work stoppage.  Notwithstanding the foregoing, the IC acknowledges that the failure to comply with applicable safety standards (including the standards set forth in the Environmental Health and Safety Plan) constitutes a material breach of this Agreement. Accordingly, the Company shall not be required to exercise its rights under this Section 18.2.2 as a precondition to exercising its rights under Section 11.2, and this Section 18.2.2 shall not operate to restrict the Company’s rights under such Section or any other provision hereof.

18.2.3     If at any time an employee of the Company directs the IC, any Subcontractor or any IC Representative to discontinue an operation because it is deemed to be unsafe or illegal, the IC shall (or shall cause the Subcontractor or IC Representative to) immediately halt the questioned operation and, if the IC disagrees with such employee, shall contact the Program Manager for instructions. The IC shall obtain the employee’s name and employee identification number and report this information to the Program Manager.

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18.3        Maintenance of Work Site; Removal of Waste. At each Site location, the IC, any Subcontractor and  each IC Representative shall, at its own expense, store its apparatus, material, supplies and equipment in such orderly fashion as will not interfere with the progress of the Work or the work of any other contractors; clean up and remove frequently all refuse, rubbish, scrap materials, and debris so that at all times the Site shall present a neat, orderly and workmanlike appearance; and, before final payment, remove all surplus material, falsework, and temporary structures, in each case in accordance with all Applicable Law (including all environmental, health and safety laws) and the Environmental Health and Safety Plan.  Without limiting the generality of the foregoing, the IC acknowledges and agrees that it shall be obligated to engage and use (and cause its Subcontractors and other IC Representatives to engage and use) only such waste haulers and disposal facilities that are licensed to accept hazardous and universal waste to transport and dispose of used customer equipment, materials and supplies that have been replaced through performance of the Work.

18.4        Vehicle Spills. All vehicles, including those of the IC, Subcontractors, IC Representatives and suppliers, used in the performance of the Work shall be maintained in good working condition and shall not leak any fluids. Any leaks or spills shall be cleaned up by the IC, at its sole cost and expense, in accordance with Applicable Law.

18.5        Protection of Persons and Property; Notice of Accidents.

18.5.1     The IC, Subcontractors and IC Representatives shall at all times exercise every reasonable precaution to protect Persons and property and any items on which it is working. The IC shall at its own expense (and shall cause Subcontractors and IC Representatives to) design, furnish, and erect such enclosures, barricades, platforms, scaffolds, planking of floor openings, fences and railings, give such warnings, display such lights, signals and signs, exercise such precautions against fire, adopt and enforce such rules and regulations, and take such other precautions as may be necessary, desirable or proper, or as may be directed by the Company. The IC shall, and shall cause Subcontractors and IC Representatives, while on or about an Approved Customer’s or Program Participant’s premises, to observe and comply with all fire, safety, hazard, “No Smoking”, and other rules and regulations prescribed by such customer or legally in effect at the time of Work at the Site.

18.5.2     The IC shall promptly report in writing to the Company all accidents whatsoever, and any claims made in connection therewith, arising out of or in connection with the performance of the Work, whether on or adjacent to the Site, which result in death, injury or property damage, giving fill details and statements of witnesses. In addition, if death or serious injury or serious damage to property is caused, the IC shall immediately orally report the accident to the Company.

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18.5.3     If at any time or place a third party suffers personal injury (including death) or property damage for which the IC is legally liable, no provision of this Agreement shall be construed as an agreement by the Company to assume all or any part of such liability (which liability the Company hereby expressly disclaims) or, if the Company is named or joined in any legal action or proceeding in connection therewith, to preclude, prejudice or limit the Company’s right to receive indemnification or contribution from the IC in accordance with the terms of this Agreement.

18.6        Identification.  The employees, agents and consultants of the IC and Subcontractors shall at all times have available for review by the Company and its customers acceptable name and photo identification issued by a Governmental Body or the IC or such Subcontractor, as applicable.  The Company may, in its discretion from time to time, issue or approve the issuance of identification cards to IC Representatives that contain certain intellectual property of the Company.  Any such cards, if issued, shall in all events clearly state that the holder thereof is an employee of the IC (or Subcontractor) and not of the Company and shall be subject to such requirements as the Company shall impose.

19.0        Health, Safety and Environmental Plan; No Asbestos or Lead Abatement Measures Authorized.  The IC will not be permitted to perform any field service work, including but not limited to energy surveys, measurements, installation, maintenance and repair work, until it has submitted to and received approval from the Company of a health, safety, and environmental plan generally applicable to all customer Sites, which shall address all hazards that may be encountered and shall conform to any and all requirements stated in this Agreement (the “Environmental Health & Safety Plan”).  The IC shall be responsible for the compliance by Subcontractors and IC Representatives with the accepted Environmental Health & Safety Plan. The IC shall not perform, and shall not permit any Subcontractor or IC Representative to perform, any asbestos or lead abatement measures without the Company’s prior written approval, which it may withhold, grant or condition in its sole discretion.

20.0        Effect of the Company’s Approval. The IC’s obligations under this Agreement shall not be affected by the grant to, or the exercise or non-exercise by, the Company of rights to inspect, test, review or approve the Work, including, without limitation, Subcontracts, Documentation, evidence of insurance, invoices or any other information provided to the Company hereunder, and the provision of any such documents or information hereunder shall not be construed as an endorsement or confirmation by the Company that the terms thereof  complies with the requirements of this Agreement.  Any approval by the Company of any goods, services, documents or other things done or furnished or proposed by the IC shall be construed merely as indicating that at that time of approval the Company was not aware of any reason for objecting. Any failure of the Company to object to a non-conformity of the item, even if apparent or discoverable, with all the requirements of this Agreement shall not be effective as a waiver or acceptance of the non-conformity.

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21.0        Title and Risk of Loss (Repair Services). The IC will retain title to equipment to be installed at a Site in connection with the Work and the IC shall bear the risk of loss of or damage to such equipment until such time that the equipment is installed and accepted by the Program Participant and the Work has been completed.

22.0        Company’s Performance. The Company shall perform those actions required of it by this Agreement in order to enable the IC to perform hereunder. Unexcused nonperformance by the Company shall relieve the IC of its obligation to perform hereunder, but only (a) to the extent the Company’s failure (i) is material and constitutes a default under this Agreement, and (ii) actually prevents the IC from performing, despite the IC’s good faith efforts to perform, and (b) if the IC provides prompt written notice to the Company of the same. Nonperformance by the Company shall be excused where caused by an act or omission of the IC.

23.0        Communication with Supervisors. When Work is performed outside of the IC’s office or premises, the IC shall provide at all times an on-site representative, which representative shall be able to read, write, and thoroughly understand English and, if Persons performing Work for the IC under this Agreement do not speak English, any other language spoken by such Persons. In addition, such representative shall ensure that labeling, log book entries, completion of forms and all other tasks requiring a proficiency in English are performed clearly and correctly. The representative designated by the IC shall be subject to the continuing approval of the Company.

24.0        Non-Solicitation.  The IC shall not employ any employee of the Company or its affiliate Orange and Rockland Utilities, Inc. (the “Affiliated Company”) to perform any services hereunder without the Company’s prior written consent. Further, neither the IC nor any Subcontractors shall utilize or otherwise permit any former employee of the Company or the Affiliated Company to render any services hereunder of any nature for or on behalf of the IC or any Subcontractor (as an employee or consultant or otherwise) within five (5) years of such former employee’s separation from the Company or the Affiliated Company if such former employee was engaged or involved in the solicitation, negotiation, procurement, placement or administration of any contract, agreement or purchase order for or on behalf of the Company or the Affiliated Company at any time during the three-year period immediately preceding the employee’s separation from the Company or the Affiliated Company, as applicable. For purposes of the preceding sentence, “administration of any contract, agreement or purchase order” shall mean engaging in any activity relating to oversight or management of any contract between the Company or the Affiliated Company, on one hand, and the IC, on the other hand, including, but not limited to, the review, approval or payment of any invoices relating to any such contract, agreement or purchase order or the supervision of employees engaged in such activities. Engaging in or supervising employees engaged in purely clerical functions such as filing, data entry or processing previously approved invoices for payment shall not be deemed “administration of any contract, agreement or purchase order.”

25.0        Force Majeure.  In the event that performance on the part of any Party hereto shall be delayed or suspended as a result of a Force Majeure Event, none of the Parties shall incur any liability to the other Parties as a result of such delay or suspension.

26.0        Set-Off. The Company shall have the right to set off against any sums due the IC hereunder any claims the Company may have against the IC under this Agreement without

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prejudice to the rights of the Parties in respect of such claims.  If amounts are due and payable by the IC to the Company under this Agreement on any payment date, the Company’s obligations hereunder to make payments to the IC shall be automatically satisfied and discharged by netting such aggregate amount payable by the IC to the Company from the amount payable to the IC on such date and replacing such payment obligation with a single payment obligation of the Company to the IC on the applicable payment date of such net difference.  For the avoidance of doubt, the Company shall not have the right to set off amounts it claims it is owed under a predecessor agreement with the IC against amounts it owes the IC hereunder.  The foregoing rights are in addition to but without duplication of, and not in limitation of, any other right or remedy of the Company under this Agreement or under Applicable Law, in equity or otherwise.

27.0        Waiver. Neither the acceptance of goods or services or any part thereof nor any payment therefor nor any order or certificate issued under this Agreement nor any performance by the Company of any of the IC’s duties or obligations nor any failure of the Company to insist on strict performance by the IC of this Agreement or to assert the Company’s rights in any one or more instances shall constitute a waiver by the Company of such performance, terms or rights, either then or for the future. No termination hereof, in whole or in part, because of breach hereof shall be deemed a waiver of any money damages to which the Company may be entitled because of said breach.  Any waiver shall be effective only if in writing and signed by the Company’s authorized representative, and only with respect to the particular event to which it specifically refers.

28.0        Errors and Omissions.  The IC will be responsible for correcting or remedying any errors or omissions which occur in performance of the Work and which are the result of the IC’s negligence or action. The cost of correcting or remedying any error or omission shall be borne by the IC.  Revising documents at the request of the Company to incorporate comments by the public or by agencies having jurisdiction in matters of the particular Task Assignment is not considered to be a remedy of errors or omissions, but is considered an integral part of document preparation which may be called for by a Task Assignment.

29.0        Relationship of Parties; No Third Party Beneficiaries. The IC shall be an independent contractor in the performance of the services hereunder. No right of supervision, requirement of approval or other provision of this Agreement and no conduct of the Parties shall be construed to create a relationship of principal and agent, partners, or joint venturers between the Parties, or joint employers of the IC’s employees.  Except as specifically provided herein (including, without limitation, in the indemnification provisions hereof), nothing contained in this Agreement is intended for the benefit of any third parties.

30.0        Severability.  If any article or provision of this Agreement is or becomes legally invalid or unenforceable, the remainder of the article and this Agreement shall not be affected thereby.

31.0        New York Law. This Agreement shall be construed and the rights and liabilities of the Parties hereto determined, in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of laws rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than New York.

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32.0        Waiver of Trial by Jury. The IC hereby waives trial by jury in any action, proceeding or counterclaim brought by either Party against the other on all matters whatsoever arising out of or in any way connected with this Agreement or any claim of damage resulting from any act or omission of the Parties in any way connected with this Agreement.

33.0        Submission to Jurisdiction/Choice of Forum

33.1        The IC hereby irrevocably submits to the jurisdiction of the courts of the State of New York with regard to any controversy arising out of or relating to this Agreement. The IC agrees that service of process on the IC in relation to such jurisdiction may be made, at the option of the Company, either by registered or certified mail addressed to the IC at the address shown in this Agreement or at the address of any office actually maintained by the IC, or by actual personal delivery to the IC. Such service shall be deemed to be sufficient when jurisdiction would not lie because of the lack of a basis to serve process in the manner otherwise provided by law. In any case, however, process may be served as stated above whether or not it may be properly served in a different manner.

33.2        The IC consents to the selection of the New York State and the United States courts situated within the City of New York or Westchester County as the exclusive forums for any legal proceeding arising out of or relating to this Agreement.

34.0        Section Headings.  Section headings appearing in this Agreement are for convenience only and shall not be construed as interpretations of text.

35.0        Signature Authorizing Agreement.  Each Party was represented by counsel in the negotiations and execution of this Agreement and this Agreement represents the joint work product of the Parties hereto.  No inference shall be drawn or rules of construction applied against either Party to interpret this Agreement based upon the Party drafting the same.

[INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their authorized representatives on the day and year written below.

WILLDAN ENERGY SOLUTIONS

By:	/s/ Thomas D. Brisbin
Name:	Thomas D. Brisbin
Title:	Chairman of the Board
Dated:	June 28, 2012

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By:	/s/ Lore Ann de la Bastide
Name:	Lore Ann de la Bastide
Title:	Vice President, Purchasing
Dated:	July 6, 2012

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Appendix A

Required Clauses And Certifications

As a Federal Government contractor, the Company must require the IC to agree to be bound by and comply with the following clauses and make the following certifications.  Where clauses or certifications require the IC to be bound by and/or comply with a referenced clause or regulation or to make a referenced certification, such referenced provisions are incorporated by reference herein and have the same force and effect as if they were set forth herein in full text.  Some general guidance as to the applicability of clauses or certifications incorporating such referenced provisions may be provided below.  However, the referenced provisions, together with any relevant law or regulation, should also be consulted to determine applicability.

Restrictions On Subcontractor Sales To The Government

(this clause is applicable to contracts exceeding $100,000)

The IC agrees to be bound by and comply with the clause entitled “Restrictions On Subcontractor Sales To the Government (JUL 1995),” which is contained in Section 52.203-6 of the Federal Acquisition Regulation (section 52.203-6 of title 48 of the Code of Federal Regulations), including the requirement therein to incorporate the substance of the clause in subcontracts under this contract which exceed $100,000.

Anti-Kickback Procedures

(this clause is applicable to contracts exceeding $100,000)

The IC agrees to be bound by and comply with the clause entitled “Anti-Kickback Procedures (JUL 1995)” except for subparagraph (c)(1) thereof, which clause is contained in Section 52.203-7 of the Federal Acquisition Regulation (section 52.203-7 of title 48 of the Code of Federal Regulations), including the requirement to incorporate the substance of the clause (except for subparagraph (c)(1) thereof) in subcontracts under this contract which exceed $100,000.

Contractors that are Debarred, Suspended, or Proposed for Debarment by the Federal Government

(this clause is applicable to contracts exceeding $25,000)

The Company is required to decline to enter into contracts in excess of $25,000 with a contractor that has been debarred, suspended, or proposed for debarment by the Federal Government in the absence of a compelling reason to do so. When the Company is compelled to enter into a contract with such a contractor, the Company is required to furnish certain information to the Federal Government in connection with that contract. Accordingly, the IC shall submit in writing to the Company, with any bid, offer or proposal for a contract that will exceed $25,000 and again at the time of the award of any contract that will exceed such amount, a statement as to whether or not the IC or any of its principals is debarred, suspended, or proposed for debarment by the Federal Government.  The IC agrees that any action that the Company is required by the Federal Government to take with respect to the contract as a consequence of the IC’s being so debarred, suspended, or proposed for debarment shall not result in any liability of the Company to the IC.

Appendix A-1

Utilization of Small Business Concerns

(this clause is applicable to contracts that offer subcontracting opportunities - see the Small Business Act and regulations implementing same)

The IC agrees to be bound by and comply with the clause entitled “Utilization Of Small Business Concerns (MAY 2004),” which is contained in Section 52.219-8 of the Federal Acquisition Regulation (section 52.219-8 of title 48 of the Code of Federal Regulations).

Small Business Subcontracting Plan

(this clause is applicable to contracts in excess of $500,000 [$1,000,000 in the case of contracts for construction of a public facility], except for contracts awarded to small business concerns as defined by section 3 of the Small Business Act, 15 U.S.C. § 632, and the applicable regulations in Part 121 of Title 13 of the Code of Federal Regulations)

The IC shall adopt a subcontracting plan that complies with the requirements set forth in the Small Business Act and in the clause entitled “Small Business Subcontracting Plan (JAN 2002),” which clause is contained in Section 52.219-9 of the Federal Acquisition Regulation (section 52.219-9 of title 48 of the Code of Federal Regulations) (subparagraphs (d) and (e) of such clause are the primary portions of the clause that concern the contents and effective implementation of subcontracting plans.) The IC shall insert the clause entitled “Utilization of Small Business Concerns” (see above) in subcontracts that offer further subcontracting opportunities and shall comply with the requirements for record keeping and reporting to the Federal Government (including the submission of Standard Forms 294 and/or 295).

Equal Opportunity

(this clause is applicable to all contracts unless exempted by the rules, regulations or orders of the Secretary of Labor issued under Executive Order 11246, as amended)

The IC agrees to be bound by and to comply with the terms and conditions of the clause entitled “Equal Opportunity (APR 2002),” which is contained in Section 52.222-26 of the Federal Acquisition Regulation (section 52.222-26 of title 48 of the Code of Federal Regulations), including the requirement to include such terms and conditions in nonexempt subcontracts.

The IC acknowledges that the Company is required to take such action against the IC with respect to the contract as may be directed by the Federal Government as a means of enforcing the terms and conditions of the Equal Opportunity clause, including the imposition of sanctions for noncompliance, and the IC agrees that any such action by the Company shall not result in any liability of the Company to the IC.

Appendix A-2

The IC agrees to be bound by and comply with the applicable regulations contained in: (1) Parts 60-1 and 60-2 of Title 41 of the Code of Federal Regulations, which implement Executive Order 11246; (2) Part 60-250 of Title 41 of the Code of Federal Regulations, which implements section 402 of the Vietnam Era Veteran’s Readjustment Assistance Act of 1974; and (3) Part 60-741 of Title 41 of the Code of Federal Regulations, which implements section 503 of the Rehabilitation Act of 1973.

Prohibition of Segregated Facilities

(this clause is applicable to all contracts to which the Equal Opportunity clause, described above, is applicable)

The IC agrees to be bound by and comply with the clause entitled “Prohibition of Segregated Facilities (FEB 1999),” which is contained in Section 52.222-21 of the Federal Acquisition Regulations (section 52.222-21 of title 48 of the Code of Federal Regulations), including the requirement to include such clause in non-exempt subcontracts.

Certification of Toxic Chemical Release Reporting; Toxic Chemical Reporting

(these clauses are applicable to contracts exceeding $100,000)

The IC hereby makes the certifications contained in section (b) of the clause entitled “Certification of Toxic Chemical Release Reporting (AUG 2003),” which is contained in Section 52.223-13 of the Federal Acquisition Regulations (section 52.223-13 of title 48 of the Code of Federal Regulations) and agrees to be bound by and to comply with the clause entitled “Toxic Chemical Release Reporting (AUG 2003),” which is contained in Section 52.223-14 of the Federal Acquisition Regulations (section 52.223-14 of title 48 of the Code of Federal Regulations).

Notice of Employee Rights

(this clause is applicable to contracts exceeding $100,000 with contractors having a formally recognized union and that are located in jurisdictions where applicable state law does not forbid enforcement of union security agreements)

The IC agrees to post the notice required by Chapter 470 of Title 29 of the Code of Federal Regulations, which implements Executive Order 13201.

Certification and Disclosure Regarding Payments to Influence Certain Federal Transactions

(this certification is applicable to contracts exceeding $100,000)

The IC hereby makes the certifications contained in Section 52.203-11 of the Federal Acquisition Regulation (section 52.203-11 of title 48 of the Code of Federal Regulations) relating to the nonuse and nonpayment of Federal appropriated funds to influence or attempt to influence the Federal transactions specified in such certification and to the completion and submission of any  documentation that may be required by such certification, and agrees to include such certifications in subcontracts under this Contract.

Appendix A-3

Subcontracts for Commercial Items

(this clause is applicable to all contracts)

The IC agrees to be bound by and to comply with the clause entitled “Subcontracts For Commercial Items (SEP 2006),” which is contained in Section 52.244-6 of the Federal Acquisition Regulations (section 52.244-6 of the Code of Federal Regulations) and which also requires the IC to be bound by and to comply with: (i) the clause entitled “Utilization of Small Business Concerns (MAY 2004)” contained in Section 52.219-8 of the Federal Acquisition Regulations (section 52.219-8 of title 48 of the Code of Federal Regulations); (ii) the clause entitled “Equal Opportunity (MAY 2002)” [probably should be “(APR 2002)”] contained in Section 52.222-26 of the Federal Acquisition Regulations (section 52.222-26 of title 48 of the Code of Federal Regulations); (iii) the clause entitled “Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006)” contained in Section 52.222-35 of the Federal Acquisition Regulations (section 52.222-35 of title 48 of the Code of Federal Regulations); (iv) the clause entitled “Affirmative Action for Workers with Disabilities (JUN 1998)” contained in Section 52.222-36 of the Federal Acquisition Regulations (section 52.222-36 of title 48 of the Code of Federal Regulations); (v) the clause entitled “Notification of Employee Rights Concerning Payment of Union Dues or Fees (DEC 2004)” contained in Section 52.222-39 of the Federal Acquisition Regulations (section 52.222-39 of title 48 of the Code of Federal Regulations); and (vi) the clause entitled “Preference for Privately Owned U.S.-Flag Commercial Vessels (FEB 2006).”  If the contract between the Company and the IC is for the supply of “commercial items” as the quoted term is defined in Section 2.101 of the Federal Acquisition Regulation (section 2.101 of title 48 of the Code of Federal Regulations), then, to the extent that the clause entitled “Subcontracts For Commercial Items (SEP 2006)” lawfully requires only that the IC be bound by and comply with the text of such clause and the other clauses referenced therein rather than all of the provisions referenced in this Appendix A, the IC shall, with respect to the provisions in this Appendix A, only be required to (a) be bound by and comply with the clause entitled “Subcontracts For Commercial Items (SEP 2006)” and the clauses referenced in such clause, and (b) to make and comply with the provisions of the certifications that are referenced in this Appendix A.

Appendix A-4

Schedule I

Compensation

All work shall be compensated as follows:

Compensation for Work authorized by this Agreement shall not exceed $38,988,338.00 (the “Program Expenditure Limit”).  This Program Expenditure Limit is further defined by the “Not to Exceed” amounts for Non-Incentive and Incentive annual budgets:

Non-Incentive Not to Exceed:	$***

Annual Budgets Limits	2012		2013		2014		2015
Non-Incentive Work	$	***	$	***	$	***	$	***

Incentive Not to Exceed:	$***

Annual Budgets Limits	2012		2013		2014		2015
Incentive Work	$	***	$	***	$	***	$	***
Surveys	$	***	$	***	$	***	$	***
Incentives for Installation of Measures	$	***	$	***	$	***	$	***

All Work shall be compensated in accordance with this Schedule 1 as follows.

All Non-Incentive Work is payable monthly based upon  hourly rates  as  follows:

Classification	Fixed Hourly Labor Rates

PROGRAM MANAGER	$	***/HR
SALES	$	***/HR
ANALYST	$	***/HR
IT DEVELOPER	$	***/HR
INSPECTOR	$	***/HR
WAREHOUSE MANAGER	$	***/HR
ACCOUNTING	$	***/HR

Incentive Work shall consist of completed Survey Reports and Customer Incentives for the Installation of Energy Efficient Measures.  Incentive Work is payable twice monthly based upon  the following fixed rates and terms:

Survey Reports

1.              Compensation shall be at a rate of $*** for each completed Survey Report up to the following maximum number of Survey Reports per program year:

Maximum Annual	2012	2013	2014	2015	Total
Survey Reports	5,976	8,814	8,814	5,289	28,893

***                           Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-1

2.              The IC may not proceed with Survey Reports without authorization from the Company. The execution of this Agreement shall constitute the IC’s authorization to proceed with the following maximum number of Survey Reports per program year:

Preauthorized Annual	2012	2013	2014	2015	Total
Survey Reports	5,976	7,350	7,350	3,825	24,501

3.              In the event the IC determines that it will reach the maximum number of preauthorized Survey Reports for any given program year, it shall notify the Company of such in writing at least sixty (60) days prior to the anticipated completion of those Survey Reports.  Written notification shall refer to this Schedule I and the Statement of Work and may request authorization to proceed with additional Survey Reports.  In the event of such request, the Company will review the IC’s performance against the Cost per KWh Metric and the Conversion Ratio Metric and, provided that the IC is in compliance with such metrics and demonstrates, to the Company’s reasonable satisfaction, that additional Survey Reports are required to meet the Energy Savings Metric, the Company will authorize the IC to perform up to the additional number of Surveys set forth in the  table presented in Section 4 (below).

4.              Within thirty (30) days of the Company’s receipt of the IC’s notification described in Section 3 (above), the Company will notify the IC, in writing, whether it has authorized the performance of additional Survey Reports and, if so, the specific number of additional Survey Reports authorized.  In no event will additional Survey Reports authorized for any given program year exceed the following:

Additional	2012	2013	2014	2015	Total
Survey Reports	NONE	1,464	1,464	1,464	4,392

Customer Incentives for the Installation of Energy Efficient Measures

All Incentive Work for the Installation of Energy Efficient Measures shall be compensated in accordance with the following FREE Measure and NON-FREE Measure Incentive Rates.  Incentive for the installation of FREE Measures will allow the installation of recommended measure(s) to be provided at no cost.  Incentive for the installation of NON-FREE Measures will cover the difference between the total installation cost and customer copayment. Incentives for all NON-FREE Measures shall not exceed 70% of the customer’s total installation cost.

All Incentive Rates are payable upon a fixed rate  per Installed Unit basis in the amounts provided in the Pricing List appended hereto.

***                           Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-2

FREE Measure Incentive Rates

Description	Unit	Static ID	Material Cost		Unit Sell Price <12 feet		Con Edison Unit Incentive <12 Feet		Unit Sell Price >=12 feet		Con Edison Unit Incentive >=12 Feet
Compact Fluorescent Lamp 13W Spiral	per lamp	1.100	$	***	$	***	$	***	$	***	$	***
Compact Fluorescent Lamp 18W Spiral	per lamp	1.300	$	***	$	***	$	***	$	***	$	***
Compact Fluorescent Lamp 23W Spiral	per lamp	1.400	$	***	$	***	$	***	$	***	$	***
Compact Fluorescent Lamp 9W A-Lamp	per lamp	2.100	$	***	$	***	$	***	$	***	$	***
Compact Fluorescent Lamp 13W A-Lamp	per lamp	2.110	$	***	$	***	$	***	$	***	$	***
Compact Fluorescent Lamp 7W Torpedo - Candelabra Base	per lamp	3.100	$	***	$	***	$	***	$	***	$	***
Compact Fluorescent Lamp 9W Vanity/Globe	per lamp	4.000	$	***	$	***	$	***	$	***	$	***
Compact Fluorescent Lamp 14W PAR30	per lamp	6.000	$	***	$	***	$	***	$	***	$	***
Compact Fluorescent Lamp 23W PAR30	per lamp	6.100	$	***	$	***	$	***	$	***	$	***
Compact Fluorescent Lamp 14W PAR38	per lamp	6.200	$	***	$	***	$	***	$	***	$	***
Compact Fluorescent Lamp 23W PAR38	per lamp	6.300	$	***	$	***	$	***	$	***	$	***
Compact Fluorescent Lamp 26W PAR38	per lamp	6.400	$	***	$	***	$	***	$	***	$	***
Compact Fluorescent Lamp 11W R20	per lamp	6.500	$	***	$	***	$	***	$	***	$	***
Compact Fluorescent Lamp 16W R30	per lamp	5.400	$	***	$	***	$	***	$	***	$	***
Compact Fluorescent Lamp 23W R40	per lamp	5.800	$	***	$	***	$	***	$	***	$	***
Low Flow Faucet Aerator	per aerator	8.000	$	***	$	***	$	***	$	***	$	***
Water Pipe Insulation	per linear foot	19.000	$	***	$	***	$	***	$	***	$	***

***         Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NON-FREE Measure Incentive Rates

Sub-Measure Type	Description	Unit	Static ID	Material Cost		Unit Sell Price <12 feet		Con Edison Unit Incentive <12 Feet		Unit Sell Price >=12 feet		Con Edison Unit Incentive >=12 Feet
Incandescent A-Lamps	Compact Fluorescent Lamp 13W Spiral	per lamp	1.100	$	***	$	***	$	***	$	***	$	***
Incandescent A-Lamps	Compact Fluorescent Lamp 18W Spiral	per lamp	1.300	$	***	$	***	$	***	$	***	$	***
Incandescent A-Lamps	Compact Fluorescent Lamp 23W Spiral	per lamp	1.400	$	***	$	***	$	***	$	***	$	***
Incandescent A-Lamps	Compact Fluorescent Lamp 9W A-Lamp	per lamp	2.100	$	***	$	***	$	***	$	***	$	***
Incandescent A-Lamps	Compact Fluorescent Lamp 13W A-Lamp	per lamp	2.110	$	***	$	***	$	***	$	***	$	***
Incandescent Flame Tip	Compact Fluorescent Lamp 7W Torpedo - Candelabra Base	per lamp	3.100	$	***	$	***	$	***	$	***	$	***
Incandescent Globes	Compact Fluorescent Lamp 9W Vanity/Globe	per lamp	4.000	$	***	$	***	$	***	$	***	$	***
Incandescent PAR-Lamps	Compact Fluorescent Lamp 14W PAR30	per lamp	6.000	$	***	$	***	$	***	$	***	$	***
Incandescent PAR-Lamps	Compact Fluorescent Lamp 23W PAR30	per lamp	6.100	$	***	$	***	$	***	$	***	$	***
Incandescent PAR-Lamps	Compact Fluorescent Lamp 14W PAR38	per lamp	6.200	$	***	$	***	$	***	$	***	$	***
Incandescent PAR-Lamps	Compact Fluorescent Lamp 23W PAR38	per lamp	6.300	$	***	$	***	$	***	$	***	$	***
Incandescent PAR-Lamps	Compact Fluorescent Lamp 26W PAR38	per lamp	6.400	$	***	$	***	$	***	$	***	$	***
Incandescent R-Lamps	Compact Fluorescent Lamp 11W R20	per lamp	6.500	$	***	$	***	$	***	$	***	$	***
Incandescent R-Lamps	Compact Fluorescent Lamp 16W R30	per lamp	5.400	$	***	$	***	$	***	$	***	$	***
Incandescent R-Lamps	Compact Fluorescent Lamp 23W R40	per lamp	5.800	$	***	$	***	$	***	$	***	$	***
Faucet Aerator	Low Flow Faucet Aerator	per aerator	8.000	$	***	$	***	$	***	$	***	$	***
High Pressure Rinse Valve	High Pressure Rinse Valve	per valve	9.000	$	***	$	***	$	***	$	***	$	***
2’ Fixture	Fluorescent, (1) 24” 17W T8 lamp ISB RLO (BF<0.85)	per fixture	10.000	$	***	$	***	$	***	$	***	$	***
2’ Fixture	Fluorescent, (1) 24” 17W T8 lamp ISB RLO (BF<0.85) - Fixture Replacement	per fixture	10.005	$	***	$	***	$	***	$	***	$	***

***                           Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-4

Sub-Measure Type	Description	Unit	Static ID	Material Cost		Unit Sell Price <12 feet		Con Edison Unit Incentive <12 Feet		Unit Sell Price >=12 feet		Con Edison Unit Incentive >=12 Feet
2’ Fixture	Fluorescent, (2) 24” 17W T8 lamp ISB RLO (BF<0.85)	per fixture	10.010	$	***	$	***	$	***	$	***	$	***
2’ Fixture	Fluorescent, (2) 24” 17W T8 lamp ISB RLO (BF<0.85) - Surface Mounted Fixture Replacement	per fixture	10.019	$	***	$	***	$	***	$	***	$	***
2’ Fixture	Fluorescent, (2) 24” 17W T8 lamp ISB HLO (BF>0.95) w/refl	per fixture	10.222	$	***	$	***	$	***	$	***	$	***
2’ Fixture	Fluorescent, (2) 24” 32W T8 U6 lamp ISB RLO (BF<0.85)	per fixture	10.210	$	***	$	***	$	***	$	***	$	***
2’ Fixture	Fluorescent, (3) 24” 17W T8 lamp ISB RLO (BF<0.85)	per fixture	10.230	$	***	$	***	$	***	$	***	$	***
2’ Fixture	Fluorescent, (4) 24” 17W T8 lamp ISB RLO (BF<0.85)	per fixture	10.240	$	***	$	***	$	***	$	***	$	***
3’ Fixture	Fluorescent, (1) 36” 25W T8 lamp ISB RLO (BF<0.85)	per fixture	11.010	$	***	$	***	$	***	$	***	$	***
3’ Fixture	Fluorescent, (2) 36” 25W T8 lampISB RLO (BF<0.85)	per fixture	11.030	$	***	$	***	$	***	$	***	$	***
3’ Fixture	Fluorescent, (3) 36” 25W T8 lamp ISB RLO (BF<0.85)	per fixture	11.050	$	***	$	***	$	***	$	***	$	***
4’ Fixture	Fluorescent, (1) 48” 25W T8 lamp ISB NLO (BF:.85-.95)	per fixture	12.005	$	***	$	***	$	***	$	***	$	***
4’ Fixture	Fluorescent, (1) 48” 28W Super T8 lamp ISB RLO (BF<0.85)	per fixture	12.010	$	***	$	***	$	***	$	***	$	***
4’ Fixture	Fluorescent, (2) 48” 25W T8 lamp ISB NLO (BF:.85-.95)	per fixture	12.860	$	***	$	***	$	***	$	***	$	***
4’ Fixture	Fluorescent, (2) 48” 28W Super T8 lamp ISB RLO (BF<0.85)	per fixture	12.110	$	***	$	***	$	***	$	***	$	***
4’ Fixture	Fluorescent, (2) 48” 28W Super T8 lamp ISB NLO (BF:.85-.95) w/refl	per fixture	12.112	$	***	$	***	$	***	$	***	$	***
4’ Fixture	Fluorescent, (2) 48” 28W Super T8 lamp ISB RLO (BF<0.85) - Fixture Replacement	per fixture	12.113	$	***	$	***	$	***	$	***	$	***
4’ Fixture	Fluorescent, (2) 48” 32W T8 lamp ISB NLO (BF:.85-.95) w/refl	per fixture	12.180	$	***	$	***	$	***	$	***	$	***
4’ Fixture	Fluorescent, (2) 48” 32W T8 lamp ISB NLO (BF:.85-.95) - Fixture Replacement	per fixture	12.181	$	***	$	***	$	***	$	***	$	***
4’ Fixture	Fluorescent, (2) 48” 32W T8 lamp ISB NLO (BF:.85-.95) - Fixture Replacement - Vapor tight	per fixture	12.182	$	***	$	***	$	***	$	***	$	***
4’ Fixture	Fluorescent, (3) 48” 25W T8 lamp ISB NLO (BF:.85-.95)	per fixture	12.231	$	***	$	***	$	***	$	***	$	***

***                          Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-5

Sub-Measure Type	Description	Unit	Static ID	Material Cost		Unit Sell Price <12 feet		Con Edison Unit Incentive <12 Feet		Unit Sell Price >=12 feet		Con Edison Unit Incentive >=12 Feet
4’ Fixture	Fluorescent, (3) 48” 28W Super T8 lamp ISB RLO (BF<0.85)	per fixture	12.210	$	***	$	***	$	***	$	***	$	***
4’ Fixture	Fluorescent, (4) 48” 25W T8 lamp ISB NLO (BF:.85-.95)	per fixture	12.331	$	***	$	***	$	***	$	***	$	***
4’ Fixture	Fluorescent, (4) 48” 28W Super T8 lamp ISB RLO (BF<0.85)	per fixture	12.310	$	***	$	***	$	***	$	***	$	***
4’ Fixture	Fluorescent, (4) 48” 32W T8 lamp ISB NLO (BF:.85-.95)	per fixture	12.370	$	***	$	***	$	***	$	***	$	***
4’ Fixture	Fluorescent, (4) 48” 32W T8 lamp ISB NLO (BF:.85-.95) - Fixture Replacement - Troffer	per fixture	12.371	$	***	$	***	$	***	$	***	$	***
4’ Fixture	Fluorescent, (2) 48” 32W T8 lamp ISB HLO (BF>0.95) w/refl	per fixture	12.441	$	***	$	***	$	***	$	***	$	***
6’ Fixture	Fluorescent, (1) 72” 46W T8 lamp ISB NLO (BF:.85-.95)	per fixture	13.310	$	***	$	***	$	***	$	***	$	***
6’ Fixture	Fluorescent, (2) 72” 46W T8 lamp ISB NLO (BF:.85-.95)	per fixture	13.320	$	***	$	***	$	***	$	***	$	***
6’ Fixture	Fluorescent, (3) 72” 46W T8 lamp ISB NLO (BF:.85-.95)	per fixture	13.330	$	***	$	***	$	***	$	***	$	***
6’ Fixture	Fluorescent, (4) 72” 46W T8 lamp ISB NLO (BF:.85-.95)	per fixture	13.340	$	***	$	***	$	***	$	***	$	***
6’ Fixture	Fluorescent, (2) Tandem 36” 25W T8 lamp ISB NLO (BF:.85-.95) w/retro kit	per fixture	13.005	$	***	$	***	$	***	$	***	$	***
6’ Fixture	Fluorescent, (4) Tandem 36” 25W T8 lamp ISB NLO (BF:.85-.95) w/retro kit	per fixture	13.045	$	***	$	***	$	***	$	***	$	***
6’ Fixture	Fluorescent, (6) Tandem 36” 25W T8 lamp ISB NLO (BF:.85-.95) w/retro kit	per fixture	13.145	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (1) 96” 55W T8 lamp ISB RLO (BF<0.85)	per fixture	14.000	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (1) 96” 55W T8 lamp ISB NLO (BF:.85-.95)	per fixture	14.015	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (1) 96” 55W T8 lamp ISB HLO (BF>0.95)	per fixture	14.020	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (1) 96” 59W T8 lamp ISB RLO (BF<0.85)	per fixture	14.030	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (1) 96” 59W T8 lamp ISB RLO (BF<0.85) w/refl	per fixture	14.040	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (2) 96” 55W T8 lamp ISB RLO (BF<0.85)	per fixture	14.050	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (2) 96” 55W T8 lamp ISB NLO (BF:.85-.95)	per fixture	14.065	$	***	$	***	$	***	$	***	$	***

***                           Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-6

Sub-Measure Type	Description	Unit	Static ID	Material Cost		Unit Sell Price <12 feet		Con Edison Unit Incentive <12 Feet		Unit Sell Price >=12 feet		Con Edison Unit Incentive >=12 Feet
8’ Fixture	Fluorescent, (2) 96” 55W T8 lamp ISB HLO (BF>0.95)	per fixture	14.070	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (2) 96” 55W T8 lamp ISB HLO (BF>0.95) w/refl	per fixture	14.071	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (3) 96” 55W T8 lamp w/2 ISB NLO (BF:.85-.95)	per fixture	14.075	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (2) 96” 59W T8 lamp ISB RLO (BF<0.85)	per fixture	14.080	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (2) 96” 59W T8 lamp ISB RLO (BF<0.85) w/refl	per fixture	14.090	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (2) 96” 59W T8 lamp ISB NLO (BF:.85-.95)	per fixture	14.095	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (2) 96” 59W T8 lamp ISB NLO (BF:.85-.95) w/refl	per fixture	14.096	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (2) 96” 59W T8 lamp ISB HLO (BF>0.95)	per fixture	14.202	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (2) 96” 59W T8 lamp ISB HLO (BF>0.95) w/refl	per fixture	14.203	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (3) 96” 55W T8 lamp w/2 ISB RLO (BF<0.85)	per fixture	14.100	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (3) 96” 55W T8 lamp w/2 ISB HLO (BF>0.95)	per fixture	14.110	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (3) 96” 59W T8 lamp w/2 ISB RLO (BF<0.85)	per fixture	14.120	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (3) 96” 59W T8 lamp w/2 ISB ISB NLO (BF:.85-.95) w/refl	per fixture	14.121	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (3) 96” 59W T8 lamp ISB NLO (BF:.85-.95) w/refl	per fixture	14.125	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (4) 96” 55W T8 lamp w/2 ISB RLO (BF<0.85)	per fixture	14.130	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (4) 96” 55W T8 lamp ISB NLO (BF:.85-.95)	per fixture	14.135	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (4) 96” 55W T8 lamp w/2 ISB HLO (BF>0.95)	per fixture	14.140	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (4) 96” 59W T8 lamp w/2 ISB RLO (BF<0.85)	per fixture	14.150	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (4) 96” 59W T8 lamp w/2 ISB NLO (BF:.85-.95)	per fixture	14.850	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (4) 96” 59W T8 lamp w/2 ISB HLO (BF>0.95)	per fixture	14.160	$	***	$	***	$	***	$	***	$	***

***                          Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-7

Sub-Measure Type	Description	Unit	Static ID	Material Cost		Unit Sell Price <12 feet		Con Edison Unit Incentive <12 Feet		Unit Sell Price >=12 feet		Con Edison Unit Incentive >=12 Feet
8’ Fixture	Fluorescent, (2) Tandem 48” 32W T8 lamp ISB NLO (BF:.85-.95) - Fixture Replacement	per fixture	14.795	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (2) Tandem 48” 32W T8 lamp ISB NLO (BF:.85-.95) - Fixture Replacement - Vapor tight	per fixture	14.796	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (2) Tandem 48” 32W T8 lamp ISB NLO (BF:.85-.95) w/retro kit	per fixture	14.813	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (2) Tandem 48” 32W T8 lamp ISB HLO (BF >0.95) w/retro kit	per fixture	14.814	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (4) Tandem 48” 32W T8 lamp ISB NLO (BF:.85-.95) w/retro kit	per fixture	14.440	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (4) Tandem 48” 32W T8 lamp ISB HLO (BF >0.95) w/retro kit	per fixture	14.819	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (4) Tandem 48” 32W T8 lamp ISB NLO (BF:.85-.95) - Fixture Replacement - Vapor tight	per fixture	14.855	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (4) Tandem 48” 32W T8 lamp ISB NLO (BF:.85-.95) - Fixture Replacement	per fixture	14.836	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (6) Tandem 48” 32W T8 lamp ISB HLO (BF >0.95) w/retro kit	per fixture	14.825	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (6) Tandem 48” 32W T8 lamp ISB NLO (BF:.85-.95) w/retro kit	per fixture	14.660	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (8) Tandem 48” 32W T8 lamp ISB NLO (BF:.85-.95) w/retro kit	per fixture	14.849	$	***	$	***	$	***	$	***	$	***
8’ Fixture	Fluorescent, (8) Tandem 48” 32W T8 lamp ISB HLO (BF >0.95) w/retro kit	per fixture	14.876	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Fluorescent, (2) 48” 32W T8 lamp ISB HLO (BF>0.95)	per fixture	15.750	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Fluorescent, (4) 48” 32W T8 lamp ISB NLO (BF:.85-.95)	per fixture	15.030	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Fluorescent, (4) 48” 32W T8 lamp ISB NLO (BF:.85-.95) w/refl	per fixture	15.040	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Fluorescent, (6) 48” 32W T8 lamp ISB NLO (BF:.85-.95)	per fixture	15.050	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Fluorescent, (6) 48” 32W T8 lamp ISB NLO (BF:.85-.95) w/refl	per fixture	15.060	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Fluorescent, (4) 48” 32W T8 ISB HLO (BF>0.95)	per fixture	15.070	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Fluorescent, (4) 48” 32W T8 ISB HLO (BF>0.95) with Wire Guard & Acrylic Lens	per fixture	15.071	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Fluorescent, (4) 48” 32W T8 ISB HLO (BF>0.9 5) with Wire Guard	per fixture	15.072	$	***	$	***	$	***	$	***	$	***

***                           Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-8

Sub-Measure Type	Description	Unit	Static ID	Material Cost		Unit Sell Price <12 feet		Con Edison Unit Incentive <12 Feet		Unit Sell Price >=12 feet		Con Edison Unit Incentive >=12 Feet
HID Replacement	HID: Fluorescent, (4) 48” 32W T8 ISB HLO (BF>0.95) with Acrylic Lens	per fixture	15.073	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Fluorescent, (4) 48” 32W T8 ISB H LO (BF>0.95) w/refl	per fixture	15.080	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Fluorescent, (6) 48” 32W T8 lamp ISB HLO (BF>0.95)	per fixture	15.090	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Fluorescent, (6) 48” 32W T8 lamp ISB H LO (BF>0.95) w/refl	per fixture	15.100	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Fluorescent, (4) 48” 54W T5 S TD HO lamp	per fixture	15.120	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Metal Halide 320W Pulse Start - Relamp/Reballast	per fixture	15.210	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Metal Halide 320W Pulse Start - Flood Fixture Replacement	per fixture	15.220	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Metal Halide 750W Pulse Start - Relamp/Reballast	per fixture	15.242	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Metal Halide 875W Pulse Start - Relamp/Reballast	per fixture	15.245	$	***	$	***	$	***	$	***	$	***
HID Replacement	HID: Metal Halide 200W Pulse Start - Relamp/Reballast	per fixture	15.260	$	***	$	***	$	***	$	***	$	***
Exit Signs	Exit Light LED Retrofit Kit, (2) 2W LAMP, Single S ided	per sign	16.010	$	***	$	***	$	***	$	***	$	***
Exit Signs	Exit Light LED Retrofit Kit, (2) 2W LAMP, Combo with Emergency Ligh ting	per sign	16.020	$	***	$	***	$	***	$	***	$	***
Exit Signs	Exit Light LED (New Fixture)	per sign	16.030	$	***	$	***	$	***	$	***	$	***
HVAC Tune-Up	HVAC Tune-Up (price per ton)	per ton	17.000	$	***	$	***	$	***	$	***	$	***
Vending Machine Control	Vending Machine Control	per control	18.040	$	***	$	***	$	***	$	***	$	***
Water Pipe Insulation	Water Pipe Insulation	per linear foot	19.000	$	***	$	***	$	***	$	***	$	***
Door Heater Control	Door Heater Control (price per door)	per door	21.000	$	***	$	***	$	***	$	***	$	***
Evaporator Fan Controls	Evaporator Fan Controls	per control	22.000	$	***	$	***	$	***	$	***	$	***
												$	***
Refrigerated Case Night Covers	Refrigerated Case Night Covers	per linear foot	24.000	$	***	$	***	$	***	$	***	$	***

***                          Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-9

Sub-Measure Type	Description	Unit	Static ID	Material Cost		Unit Sell Price <12 feet		Con Edison Unit Incentive <12 Feet		Unit Sell Price >=12 feet		Con Edison Unit Incentive >=12 Feet
Incandescent (Non-Free)	LED 6W MR16	per lamp	26.000	$	***	$	***	$	***	$	***	$	***
Incandescent (Non-Free)	LED 10W MR16	per lamp	26.002	$	***	$	***	$	***	$	***	$	***
Incandescent (Non-Free)	LED 8W Globe (G25)	per lamp	26.350	$	***	$	***	$	***	$	***	$	***
Incandescent (Non-Free)	LED 2W Flame Tip lamp - Candelabra base	per lamp	26.400	$	***	$	***	$	***	$	***	$	***
Incandescent (Non-Free)	LED 9W PAR20	per lamp	26.600	$	***	$	***	$	***	$	***	$	***
Incandescent (Non-Free)	LED 14W PAR30	per lamp	26.700	$	***	$	***	$	***	$	***	$	***
Incandescent (Non-Free)	LED 12W A-Lamp	per lamp	26.760	$	***	$	***	$	***	$	***	$	***
Incandescent (Non-Free)	LED 15W PAR38	per lamp	26.790	$	***	$	***	$	***	$	***	$	***
Incandescent (Non-Free)	LED 18W PAR38	per lamp	26.800	$	***	$	***	$	***	$	***	$	***
Incandescent (Non-Free)	Ceramic Metal Halide 25W PAR38	per lamp	27.000	$	***	$	***	$	***	$	***	$	***
EC Motors	EC Motor Replacement - Walk-in Cooler/Freezer	per motor	31.000	$	***	$	***	$	***	$	***	$	***
EC Motors	EC Motor Replacement - Refrigerated Case	per motor	31.100	$	***	$	***	$	***	$	***	$	***
Refrigeration Hardware	Strip Curtains (per square inch)	per square inch	32.000	$	***	$	***	$	***	$	***	$	***
Refrigeration Hardware	Door Gaskets (per linear inch)	per linear inch	34.000	$	***	$	***	$	***	$	***	$	***
Permanent Light Fixture Removal	Permanent Light Fixture Removal	per fixture	0.100	$	***	$	***	$	***	$	***	$	***
Incremental 4’ Fixture	IR: Fluorescent, (1) 48” 25W T8 lamp ISB RLO (BF:.85-.95) (from 1L T8)	per fixture	30.000	$	***	$	***	$	***	$	***	$	***
Incremental 4’ Fixture	IR: Fluorescent, (1) 48” 28W Super T8 lamp ISB RLO (BF<0.85) (from 1L T8)	per fixture	30.020	$	***	$	***	$	***	$	***	$	***
Incremental 4’ Fixture	IR: Fluorescent, (2) 48” 25W T8 lamp ISB NLO (BF:.85-.95) (from 2L T8)	per fixture	30.100	$	***	$	***	$	***	$	***	$	***

***                          Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-10

Sub-Measure Type	Description	Unit	Static ID	Material Cost		Unit Sell Price <12 feet		Con Edison Unit Incentive <12 Feet		Unit Sell Price >=12 feet		Con Edison Unit Incentive >=12 Feet
Incremental 4’ Fixture	IR: Fluorescent, (2) 48” 28W Super T8 lamp ISB RLO (BF<0.85) (from 2L T8)	per fixture	30.170	$	***	$	***	$	***	$	***	$	***
Incremental 4’ Fixture	IR: Fluorescent, (2) 48” 28W Super T8 lamp ISB NLO (BF:.85-.95) w/retro kit - troffer (from 3L T8)	per fixture	30.290	$	***	$	***	$	***	$	***	$	***
Incremental 4’ Fixture	IR: Fluorescent, (2) 48” 28W Super T8 lamp ISB RLO (BF<:0.85) w/retro kit - troffer (from 3L T8)	per fixture	30.300	$	***	$	***	$	***	$	***	$	***
Incremental 4’ Fixture	IR: Fluorescent, (3) 48” 25W T8 lamp ISB RLO (BF:.85-.95) (from 3L T8)	per fixture	30.330	$	***	$	***	$	***	$	***	$	***
Incremental 4’ Fixture	IR: Fluorescent, (3) 48” 28W Super T8 l amp RLO (BF<0.85) (from 3L T8)	per fixture	30.390	$	***	$	***	$	***	$	***	$	***
Incremental 4’ Fixture	IR: Fluorescent, (2) 48” 28W Super T8 lamp ISB NLO (BF:.85-.95) w/retro kit - troffer (from 4L T8)	per fixture	30.460	$	***	$	***	$	***	$	***	$	***
Incremental 4’ Fixture	IR: Fluorescent, (3) 48” 28W Super T8 lamp ISB NLO (BF:.85-.95) w/refl (from 4L T8)	per fixture	30.510	$	***	$	***	$	***	$	***	$	***
Incremental 4’ Fixture	IR: Fluorescent, (3) 48” 28W Super T8 lamp ISB RLO (BF<0.85) w/retro kit - troffer (from 4L T8)	per fixture	30.540	$	***	$	***	$	***	$	***	$	***
Incremental 4’ Fixture	IR: Fluorescent, (4) 48” 25W T8 lamp ISB RLO (BF:.85-.95) (from 4L T8)	per fixture	30.560	$	***	$	***	$	***	$	***	$	***
Incremental 4’ Fixture	IR: Fluorescent, (4) 48” 28W Super T8 lamp ISB RLO (BF<0.85) (from 4L T8)	per fixture	30.590	$	***	$	***	$	***	$	***	$	***
Occupancy Sensor	Occupancy Sensor - Wall Mounted	per sensor	18.000	$	***	$	***	$	***	$	***	$	***
Occupancy Sensor	Occupancy Sensor - Ceiling Mounted	per sensor	18.010	$	***	$	***	$	***	$	***	$	***
Occupancy Sensor	Occupancy Sensor - Knockout	per sensor	18.020	$	***	$	***	$	***	$	***	$	***
LED Wall Pack (Incremental)	LED 20W Wall Pack	per fixture	26.920	$	***	$	***	$	***	$	***	$	***
LED Wall Pack (Incremental)	LED 26W Wall Pack	per fixture	26.930	$	***	$	***	$	***	$	***	$	***
HID Replacement (Incremental)	LED 95W Pole Lighting Fixture	per fixture	26.240	$	***	$	***	$	***	$	***	$	***

HID Replacement (Incremental)	LED 142W Canopy Lighting Fixture	per fixture	26.260	$	***	$	***	$	***	$	***	$	***

***                          Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-11

Sub-Measure Type	Description	Unit	Static ID	Material Cost		Unit Sell Price <12 feet		Con Edison Unit Incentive <12 Feet		Unit Sell Price >=12 feet		Con Edison Unit Incentive >=12 Feet
LED Refrigeration Case	Refrig Case - LED 2’ 9w - Fixture Replacement	per fixture	20.000	$	***	$	***	$	***	$	***	$	***
LED Refrigeration Case	Refrig Case - LED 3’ 12w - Fixture Replacement	per fixture	20.010	$	***	$	***	$	***	$	***	$	***
LED Refrigeration Case	Refrig Case - LED 4’ 15w - Fixture Replacement	per fixture	20.020	$	***	$	***	$	***	$	***	$	***
LED Refrigeration Case	Refrig Case - LED 5’ 18w - Fixture Replacement	per fixture	20.030	$	***	$	***	$	***	$	***	$	***
LED Refrigeration Case	Refrig Case - LED 6’ 24w - Fixture Replacement	per fixture	20.050	$	***	$	***	$	***	$	***	$	***

***         Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-12

Schedule II

Statement of Work

SMALL BUSINESS DIRECT INSTALL PROGRAM

STATEMENT OF WORK — CON ED

1.0                               PURPOSE

The Company is responsible for the overall implementation of the Energy Efficiency Portfolio Standard (“EEPS”) within its New York electric service territories which include: Bronx, Brooklyn, Manhattan, Queens, Staten Island, and Westchester County (the “New York Service Territory”).  The goal of the EEPS is to achieve a 15% reduction in energy consumption by 2015 through improved energy efficiency.

Among other ways, the Company intends to achieve the EEPS goal through the Small Business Direct Install Program (the “SBDI Program”), which promotes energy efficiency with Small Business Customers (as hereinafter defined) within the New York Service Territory.  The SBDI Program provides free on-site energy surveys, direct installation of free low-cost efficiency measures and recommendations for more extensive energy efficiency upgrades (which the Small Business Customer can elect to have installed).

Through its November 7, 2011 Energy Efficiency Small Business Direct Install Program Implementation Contractor Request for Proposal (the “RFP”), the Company selected the IC to implement and perform the day-to-day tasks, services and work related to the SBDI Program in certain portions of the New York Service Territory during the Contract Period.  While the Company will retain certain high-level management, marketing and quality control responsibilities related to the SBDI Program, the purpose of this Statement of Work is to build upon the general terms and conditions contained in the Agreement to set out, with specificity, the respective roles, responsibilities and obligations of the Parties.

The Parties acknowledge and agree that this Statement of Work (including all of the Exhibits hereto, which are incorporated by reference herein and expressly made a part hereof) is incorporated by reference into the Agreement and forms a part thereof, as though the provisions of this Statement of Work and all of its Exhibits were fully set forth therein.  Consequently, any breach of any representation, warranty, covenant or agreement contained in this Statement of Work, or in any Exhibit hereto (including, without limitation, any Approved Transition Plan, Approved Sales Plan or Approved Implementation Plan) constitutes a breach of the Agreement, and the rights of the Parties with respect thereto shall be as set forth in the Agreement as well as in this Statement of Work.

2.0                               DEFINITIONS

All capitalized terms not otherwise defined in this Statement of Work shall have the meaning set forth in the Agreement.

The following terms, whether in the singular or in the plural, when used in this Statement of Work shall have the meanings specified:

2.1                               “Approved Implementation Plan” shall mean the Implementation Plan approved by the Company and attached to this Statement of Work as Exhibit A, as the same may be amended in accordance with the terms hereof.

2.2                               “Approved Sales Plan” shall mean the Sales Plan that is submitted to and approved by the Company after the Effective Date (within the time periods set forth herein) and which shall be attached to this Statement of Work as Exhibit B, as the same may be amended in accordance with the terms hereof.

2.3                               “Approved Transition Plan” shall mean the Transition Plan, attached to this Agreement as Exhibit C as the same may be amended in accordance with the terms hereof, which plan describes the steps, means and manner through which IC will (i) assume the Work from an existing vendor, if any, at the start of the Contract Period; and (ii) turn-over the Work to the Company (or an alternate vendor) upon the expiration or earlier termination of the Agreement.

2.4                               “Action Lines” shall mean a reporting mechanism used by the Company to record in its internal contract oversight systems poor quality of work, inspection failures, inaccurate reporting/invoicing or other issues relating to the IC’s performance under the Agreement (whether or not constituting a breach of the Agreement).

2.5                               “Conversion Ratio Metric” shall have the meaning set forth in Section 5.5.1 of this Statement of Work.

2.6                               “Cost per KWh Metric” shall have the meaning set forth in Section 5.3.2 of this Statement of Work.

2.7                               “Customer Installation Authorization Form” or “Customer Authorization Form” shall have the meaning set forth in Section 4.5.3.

2.8                               “Customer Lead Metric” shall have the meaning set forth in Section 5.7.1 of this Statement of Work.

2.9                               “EEPS” shall have the meaning set forth in Section 1.0 of this Statement of Work.

2.10                        “Energy Savings Metric” shall have the meaning set forth in Section 5.2.1 of this Statement of Work.

2.11                        “Forecasts” shall have the meaning set forth in Section 4.9.3 of this Statement of Work.

2.12                        “IC Geographic Area” shall mean that portion of the New York Service Territory in which the Implementation Contractor is to perform the Work, as set forth in Exhibit F.

2.13                        “IC Performance Metrics” shall mean the performance metrics, set forth in Section 5 of this Statement of Work, with which the IC agrees to comply and that shall be used by the Company to measure the IC’s performance under the Agreement.

2.14                        “Implementation Plan” shall mean the plan submitted by the IC that describes the steps, tasks, and strategies related to day-to-day program management and subcontracting to be taken or employed by the IC to implement the SBDI Program and perform the Work in such a manner that the IC Performance Metrics will be achieved.

2.15                        “Incentive” shall mean any rebate or inducement provided to a Program Participant to encourage participation in the SBDI Program.

2.16                        “Mean Time to Process Metric” shall have the meaning set forth in Section 5.4.2 of this Statement of Work.

2.17                        “New York Service Territory” has the meaning set forth in Section 1.0 of this Statement of Work.

2.18                        “Pre-Installation Inspection” shall have the meaning set forth in Section 3.4.1.

2.19                        “Post-Installation Inspection” shall have the meaning set forth in Section 3.4.1.

2.20                        “Request for Proposal” or “RFP” has the meaning set forth in Section 1.0 of this Statement of Work.

2.21                        “Sales Plan” shall mean the plan to be submitted by the IC that describes the steps, means and manner through which the IC will sell and finance the Services to, and develop leads for, new Small Business Customers such that the IC Performance Metrics will be achieved.

2.22                        “Services” shall mean free on-site energy surveys, direct installation of free low-cost efficiency measures, recommendations for more extensive energy efficiency upgrades, direct installation of the more extensive energy efficiency upgrades, and customer service functions related to the foregoing.

2.23                        “Small Business Customer(s)” shall mean the Company’s non-residential electric customers (excluding, for the avoidance of doubt, multi-family residential building owners or tenants) whose average peak monthly electric demand is less than 100 kW, or any other qualifications otherwise determined by the Company.

2.24                        “Survey Authorization Form” shall have the meaning set forth in Section 4.5.2 of this Statement of Work.

2.25                        “TREES” shall mean the Company system of record for capturing energy efficiency data and customer information.

2.26                        “Work” shall mean any and all obligations of the IC to be performed pursuant to this Statement of Work, which may include one or any combination of, but is not limited to, the following:

•                  Fulfilling/Implementing the Approved Implementation Plan

•                  Fulfilling/Implementing the Approved Sales Plan

•                  Fulfilling/Implementing the Approved Transition Plan

•                  Providing the Services to Approved Customers and/or Program Participants

•                  Providing customer service to Approved Customers and Program Participants

•                  Responding to and timely resolving inquiries, comments, concerns and complaints from Approved Customers and/or Program Participants

•                  Management of Subcontractors and their compliance with and adherence to all state and local codes and regulations

•                  Warehousing of materials needed to perform the Services

•                  Delivery of materials needed to perform the Services

•                  Post-installation disposal or recycling of materials

•                  Accurately measuring and verifying energy efficiency savings

•                  Retaining records related to the SBDI Program

•                  Producing and providing reports required by this Statement of Work or otherwise requested by the Company

•                  Providing financing (if applicable) to Approved Customers and Program Participants for the Services

•                  Developing and maintaining technological resources and tools

•                  Inspecting and verifying installations

•                  Conducting surveys and reviewing survey results

•                  Database administration

•                  Task Assignments

•                  Any other tasks, functions or services related to the day-to-day implementation and management of the SBDI Program

3.0                               COMPANY ROLE AND RESPONSIBILITIES

3.1                               General

3.1.1                     In addition to the requirements set forth in the Agreement, including this Statement of Work, the Company will determine, establish and approve guidelines, protocols and procedures for the IC as it relates to the SBDI Program.

3.1.2                     The Company retains the right, exercisable in its sole discretion, to modify SBDI Program requirements, protocols, procedures, measures and guidelines, including this Statement of Work, as needed to comply with the EEPS or Applicable Law, to achieve the Company’s goals for the SBDI Program, to comply with an order from the New York State Public Service Commission, or for any other Company purposes and such modifications shall be binding upon the IC.

3.1.3                     The Company will provide such training to the IC and IC Representatives with respect to the businesses processes, administration procedures and quality assurance practices applicable to the SBDI Program as the Company shall determine.  To the extent that such training is offered, the IC shall, and shall cause the IC Representatives to, participate therein.

3.2                               Marketing of SBDI Program

3.2.1                     The Company will be primarily, but not exclusively, responsible for marketing the SBDI Program with the view towards creating customer awareness and may use traditional media, advertisements, events, direct mail, electronic media, social media, and other channels to do so.

3.2.2                     The Company will develop marketing materials for the SBDI Program, which may or may not be specific to the IC Geographic Area.  The Company marketing materials shall be used by the IC at all times, and the IC is not authorized to use any other materials for marketing purposes without the Company’s express written consent, which it may withhold in its sole discretion.  The IC shall use existing marketing materials for the SBDI Program until such time as new materials are made available by the Company.

3.2.3                     The Company will develop marketing campaigns for Company’s energy efficiency programs, including the SBDI Program.

3.2.4                     The Company may integrate all SBDI Program marketing materials and campaigns with the Power of Green campaign.

3.2.5                     The Company will maintain the SBDI Program section of the Company website.

3.2.6                     The Company will provide general information and an overview of the SBDI Program in response to customer calls directed by the Company call center to its customer resource energy efficiency phone line.

3.2.7                     The Company will turn over sales leads, in the IC Geographic Area, generated by its marketing efforts to the IC.  The Company may (but is not obligated to) undertake direct sales efforts within the IC Geographic Area from time to time, and shall credit the IC with any sales concluded as a result of such efforts for purposes of measuring the IC’s performance against the IC Performance Metrics.

3.2.8                     In addition to measuring the IC’s performance against any applicable IC Performance Metrics, the Company may measure and evaluate the effectiveness and cost effectiveness of the IC’s sales and marketing campaigns.

3.2.9                     The Company is not representing or warranting that the Company’s marketing efforts for the SBDI Program or the Power of Green campaign will enable the IC to fulfill its obligations under the Agreement, including this Statement of Work.

Should the IC have concerns with the Company’s marketing of the SBDI Program or the Power of Green campaign, It shall be the IC’s responsibility to notify the Company.  The Company will use good faith efforts to respond to the IC’s concerns.

3.3                               SBDI Program Eligibility

3.3.1                     The Company is solely responsible for determining SBDI Program eligibility and for designating its Small Business Customer as an Approved Customer.  As of the Effective Date, it is contemplated that all Small Business Customers will be Approved Customers; provided, however, the Company may further define or alter eligibility criteria in its sole discretion.

3.3.2                     From time to time, the Company will provide or otherwise make available to the IC a list of Small Business Customers or Approved Customers, along with any information relevant for contacting the customer, in the IC Geographic Area. While customers identified on such list are presumed to be eligible for SBDI Program participation, it remains the responsibility of the IC to confirm, upon visiting the Site, that the customer is not a multi-family residential tenant or owner.

3.3.3                     For any IC or Subcontractor generated sales leads that are not identified on the Company-provided list (and/or are confirmed to not be a multi-family residential tenant or owner), the IC must first obtain a determination of SBDI Program eligibility from the Company before providing any Services.  The IC shall provide any data, information or documentation necessary for the Company to make such a determination.

3.4                               Quality Assurance/Quality Control

3.4.1                     The Company or its designee may conduct quality assurance/quality control inspections, on a random basis without prior notification to the IC or its Subcontractor, (i) prior to the IC or its Subcontractor installing energy efficiency equipment but after the IC has received the Customer Authorization Form (the “Pre-Installation Inspection”), and/or (ii) after the IC or its Subcontractor has installed energy efficiency equipment (the “Post-Installation Inspection”).

(a) The Company shall use the following criteria, which may be modified from time to time at the Company’s sole discretion, for determining whether the IC passes or fails the Pre-Installation Inspection:

(i) The customer is eligible to participate in the SBDI Program.

(ii) The energy efficiency measures recommended by the IC are consistent with measures approved for use in the SBDI Program.

(iii) The customer information, including but not limited to the account number, address and contact information, collected by the IC is accurate and consistent with the Company’s records.

(iv)  The Customer Authorization Form is legible and executed by a binding decision maker of the Approved Customer or Program Participant.

(v) Energy efficiency measures, including actual equipment and materials, are present at the Approved Customer’s or Program Participant’s site prior to or at the start of the scheduled installation date.

(vi) The energy efficiency survey correctly provides: (1) the quantity, type, wattage and location of the customer’s existing equipment, (2) the Approved Customer’s or Program Participant’s hours of business and type of business, and (3) the Approved Customer’s or Program Participant’s contact information.

(vii) The IC or its Subcontractor has obtained all necessary permits under Applicable Laws required to perform the Work for the Approved Customer or Program Participant.

(viii) The IC or its Subcontractor has demonstrated that it has the necessary licenses to engage in the Work to be performed for the Approved Customer or Program Participant and has the appropriate indicia of such licenses.

(ix) The IC or its Subcontractor has completed all inspections required by Applicable Law.

(b) The Company shall notify the IC if it fails the Pre-Installation Inspection.

(c) If the IC fails the Pre-Installation Inspection, (i) the IC shall promptly remedy and correct, at its own cost, any and all discrepancies identified by the Company, and (ii) all Customer Authorization Forms and Project Installation Reports submitted to the Company during the week of the Pre-Installation Inspection shall be returned to the IC until all discrepancies identified by the Company are remedied and corrected by the IC, at which time the IC shall be able to resubmit the Customer Authorization Formsand Project Installation Reports to the Company for processing.

(d) If the IC fails three (3) consecutive Pre-Installation Inspections, the Company will record appropriate Action Lines in its contract oversight system and may reassign the Work to another implementation contractor.

3.4.2                     On a monthly basis, the Company or its designee will randomly perform Post-Installation Inspections.

(a) The Company shall use the following criteria, which may be modified from time to time at the Company’s sole discretion, for determining whether the IC passes or fails the Post-Installation Inspection:

(i) The energy efficiency measures are installed and in working order before the IC submits the Project Installation Report, which is further defined in Appendix H to this Statement of Work.

(ii) The Project Installation Report is legible and executed by a binding decision maker of the Program Participant.

(iii) The installed energy efficiency measures are consistent with the measures approved for use in the SBDI Program.

(iv) The Project Installation Report, which is further defined in Appendix H to this Statement of Work correctly provides:  (1) the quantity, type, wattage and location of the energy efficiency measures installed by the IC or its Subcontractor, (2) Program Participant’s hours of business and type of business, and (3) the Program Participant’s contact information.

(v) If required under Applicable Laws, the IC obtained all necessary and applicable certificates of inspection pertaining to the Work.

(b) The Company shall notify the IC if it fails the Post-Installation Inspection.

(c) If the IC fails the Post-Installation Inspection, (i) any discrepancies identified by the Company shall be remediated, resolved and corrected by the IC, at its sole cost, within five (5) Business Days, and (ii) the IC shall provide the Company with a written report describing its efforts to remediate, resolve and correct any discrepancy identified by the Company pursuant to this Section 3.4.2.

(d) If the IC fails three (3) consecutive Post-Installation Inspections, the Company will input the appropriate Action Lines in its contract oversight system and may reassign the Work to another implementation contractor.

3.4.3                     In addition to any other inspections performed pursuant to this Statement of Work, the Company may, from time-to-time and without any advance notification to the IC or Subcontractor, conduct independent quality assurance/quality control inspections of the Work.

(a) Company will notify IC of any issues with the Work identified during the Company’s inspection.

(b) The IC shall promptly resolve or effectuate a resolution of any issues identified by the Company during its inspection.  Once the IC believes the issue to be resolved, the IC shall notify the Company, who shall, in its sole discretion, determine whether the issue has been resolved satisfactorily.  The IC shall continue to work diligently and in good faith until such time as it is advised by the Company that the issue has been resolved.

4.0                               IC ROLE AND RESPONSIBILITIES

4.1                               General

4.1.1                     The IC shall perform the Work in the IC Geographic Area during the Contract Period.

4.2                               [Intentionally omitted]

4.3                               IC Sales

4.3.1                     The IC shall provide the Company with the Sales Plan within thirty (30) calendar days from the Effective Date.

4.3.2                     As soon as practicable, but in no event more than thirty (30) calendar days, after receiving the Sales Plan, the Company shall (i) notify the IC that it has approved the Sales Plan, or (ii) provide the IC with a list of deficiencies, inadequacies, issues, or concerns with, or other comments to, the Sales Plan. The Parties will work in good faith and as quickly as possible to address any Company comments or concerns and modify the Sales Plan accordingly until it is approved by the Company.

4.3.3                     After receiving notice of its approval, the IC shall implement, fulfill and comply with the Approved Sales Plan.

4.3.4                     In addition to the Approved Sales Plan, the IC shall:

•                  Contact Approved Customers using only Company approved materials and methods to promote the SBDI Program.

•                  Use the Approved Customer list provided by the Company to confirm eligibility.

•                  Contact Approved Customers within five (5) Business Days following customer-initiated contact.

•                  As part of sales or other such promotional activities, should the IC encounter customers not identified on the Company’s Approved Customers list, the IC shall contact the Company or interact with the Company through the TREES database to verify whether or not such customers meet the SBDI Program qualification requirements. Under no circumstance shall the IC perform Work for Company’s customers under this Agreement without receiving a prior written authorized Task Assignment from the Company, nor provide any other similar services to the Company’s customers without first notifying the Company of such and obtaining the Company’s consent thereto.  [It is expressly agreed that the IC shall not perform electrical violation repair or other work at a Site without having received the customer’s and the Company’s prior written consent thereto, and any and all such other work, if performed, shall in all events be independent of the Work and be pursuant to a separate contract with the customer.] The Task Assignment authorization shall be in writing (i.e., in the form of a letter or email) and may contain instructions requiring the IC to execute and return the authorization before it is effective.

•                  Expedite the provision of Services to all leads generated by the Company.

4.3.5                     The IC will revise the Approved Sales Plan accordingly should the Company advise the IC of any changes related to selling Services under the SBDI Program (which revised plan, as approved by the Company, shall be appropriately dated and replace Exhibit B hereto), and the IC shall implement, fulfill and comply with such revised plan.

4.4                               IC Implementation Plan

4.4.1                     The IC shall provide the Company with the Implementation Plan within thirty (30) calendar days from the date of the Agreement.

4.4.2                     The Implementation Plan shall address, at a minimum, the approach, protocol, process and standards to be used by IC (i) when providing Services to Approved Customers or Program Participants, (ii) when performing quality assurance/quality control inspections of Work performed by the IC or any Subcontractor, (iii) when performing customer satisfaction surveys, (iv) for hiring, training, managing and supervising Subcontractors (including the process to validate that all Subcontractors are properly licensed and following all state and local codes and regulations), (v) for hiring, training, managing and supervising IC’s employees who perform Work, (vi) for providing any and all reports required hereunder or otherwise requested by the Company, including the development and maintenance of any needed technology, (vii) for providing a form subcontract (which shall be subject to Company approval) to be used by the IC whenever hiring, retaining or engaging a Subcontractor, and (viii) for performing, accomplishing or completing any other tasks, obligations or Work necessary or appropriate to fulfill IC’s obligations under the Agreement.

4.4.3                     As soon as practicable, but in no event more than thirty (30) calendar days, after receiving the Implementation Plan, the Company shall (i) notify the IC that it has approved the Implementation Plan, or (ii) provide IC with a list of deficiencies, inadequacies, issues, or concerns with, or other comments to, the Implementation Plan.  The Parties will work in good faith and as quickly as possible to address any Company comments or concerns and modify the Implementation Plan accordingly until it is approved by the Company.

4.4.4                     After receiving notice of its approval, the IC shall implement, fulfill and at all times comply with the Approved Implementation Plan.

4.4.5                     The IC will revise the Approved Implementation Plan accordingly should the Company advise the IC of any changes related to the Implementation Plan, which revised plan, as approved by the Company, shall be appropriately dated and replace Exhibit A hereto, and the IC shall implement, fulfill and comply with such revised plan.

4.4.6                     The representations, warranties, covenants and agreements provided in Sections 4.5 through 4.14 hereof are intended by the Parties to be in addition to, and complementary of, the agreements of the Parties contained in the Implementation Plan.

4.5                               IC Services

4.5.1                     The IC shall provide Services to Approved Customers and Program Participants in the IC Geographic Area in accordance with the standards for performance set forth in the Agreement and this Statement of Work.

4.5.2                     As it pertains to each energy efficiency survey performed by or on behalf of the IC, the IC represents, warrants, covenants and agrees that it has or will have, at a minimum, done the following:

(a) Used reasonable efforts to obtain the written consent from the Approved Customer or Program Participant to perform the survey using the form of consent attached as Exhibit D (the “Survey Authorization Form”); provided, however, that if the IC is unable to obtain such a form signed by the customer, it shall otherwise obtain verbal consent and shall document the identity of the Person who consented to the performance of such survey.

(b) Verified the customer’s SBDI Program eligibility; provided that (i) identification of such customer on the Company’s Approved Customer list shall constitute verification for these purposes, and (ii) the IC may contact the Company Business Program Manager if eligibility cannot be verified.

(c) Modified and/or developed the energy efficiency survey report in accordance with the requirements and standards provided by Company after the Effective Date (it being acknowledged that the same form of survey report shall be utilized by all implementation contractors for the SBDI Program).

(d) Completed the energy efficiency survey in accordance with this Statement of Work and verified the accuracy of the information contained therein, including, without limitation, the customer’s account number, address and other contact information.

(e) Provided the Approved Customer or Program Participant with a comprehensive energy efficiency survey report that clearly and accurately communicates measures that may be installed and the amount of energy savings that are estimated to result from each measure.

4.5.3                     As it pertains to each installation of energy efficiency equipment by or on behalf of the IC, the IC represents, warrants, covenants and agrees that it has or will have, at a minimum, done the following:

(a) Before proceeding with the installation, obtained the written consent duly executed by the Program Participant using the form of consent attached as Exhibit E (“Customer Installation Authorization Form” or “Customer Authorization Form”).

(b) Scheduled the installation appointment and performed the required installation services in accordance with the Agreement, including this Statement of Work and all Exhibits hereto.

(c) Procured, warehoused and stored new, warranted energy efficient equipment  and materials suitable for the Program Participant’s premises prior to the installation.

(d) Delivered, uncrated, set-up and installed energy efficient equipment and materials at the Site with minimal disruption to the Program Participant’s business operation.

(e) Installed all equipment and materials in accordance with the energy survey recommendations, the IC’s environmental, health and safety plan (and to the extent it does not have such a plan or provided it to the Company in accordance with the Agreement, then the Company’s environmental, health and safety plan which will be provided to the IC within thirty (30) calendar days after the Effective Date), manufacturer’s installation requirements and specifications and all Applicable Laws.

(f) Performed all necessary post-installation site clean-up, removal and disposal procedures for existing equipment and materials in compliance with Applicable Laws, including those related to environmental, health and safety considerations.

(g) Removed and transported packaging and packing materials from the Site for disposal and/or recycling in accordance with Applicable Law.

(h) Notified and reported any and all incidences of any damage that have occurred or may have occurred at the  Site during the course of performing Work to the Company within 24 hours from time of occurrence, or immediately, in the event of actual or potential personal injury, and resolved all such damages in accordance with the Implementation Plan.

(i) Provided Program Participants with manufacturer’s ownership/operation manuals, warranty registration information, contact information and other documentation applicable to all new equipment installed.

4.5.4                     The IC shall cause its employees, IC Representatives, and/or Subcontractors to wear professional attire and/or utilize co-branded materials, if available, while performing the Work.  The IC expressly acknowledges that its employees, IC Representatives and Subcontractors shall not wear and/or utilize co-branded materials while not performing the Work.

4.6                               IC Inspection of Completed Work

4.6.1                     The IC shall inspect and verify 10% of the energy efficiency surveys and energy efficiency equipment installations completed by its employees or other IC Representatives.  Inspections shall verify installation counts, and confirm that the surveys and installations have been performed and completed in accordance with the Agreement and this Statement of Work, including the Approved Implementation Plan. In addition, the IC shall inspect 100% of the first 20 energy efficiency surveys and energy efficiency equipment installations of any new Subcontractor, at the conclusion of which inspection and evaluation period such Subcontractor shall be classified as being “in good standing” or having “probationary”

status. The IC shall inspect at least 10% of all future surveys and installations performed by Subcontractors “in good standing” and at least 20% (or such greater percentage as the Company shall determine in its discretion, until any and all issues related thereto shall be resolved to the Company’s satisfaction) of all future surveys and installations performed by Subcontractors having “probationary” status.

4.6.2                     Any deficiency issues related to workmanship and/or quality of equipment and materials installed shall be resolved by the IC, at its sole cost, within five (5) Business Days from date of its inspection. IC shall notify the Company of all issues discovered under this Section and a report shall be submitted in writing to the Company within 24 hours of attempted resolution.

4.6.3                     Should the inspections required by this Section 4.6 reveal that twenty percent (20%) or more of the IC’s installations, including installations performed by Subcontractor on behalf of the IC, are inconsistent with the Agreement and this Statement of Work, including the Approved Implementation Plan (an “IC Installation Metric Default”), the Company may, at its sole discretion, (i) require the IC to submit an action plan for improving the quality of Work within five (5) Business Days of Company’s request, (ii) replace the IC with another contractor until such time that the Agreement is terminated by the Company, or (iii) exercise its rights under the Agreement, including, without limitation, declaring an Event of Default.

4.7                               Customer Satisfaction Survey

4.7.1                     IC shall verify that installations are complete and satisfactory to the customer and that the equipment is commissioned and functioning properly.

4.7.2                     IC shall mail or otherwise distribute customer satisfaction surveys to all Program Participants for whom Work has been completed.  The customer satisfaction surveys shall be disseminated, collected and reviewed in accordance with the standards set forth in the Approved Implementation Plan.

4.7.3                     Any issues identified through a customer satisfaction survey related to workmanship and/or quality of equipment and materials installed shall be resolved by the IC, at its sole cost, within five (5) Business Days from the date of the survey.  If issues cannot be resolved, for whatever reason, the Company shall be notified and a report shall be submitted in writing to the Company within 24 hours of attempted resolution.

4.8                               Technology

4.8.1                     IC shall develop, and maintain a technological tool, to be used in connection with the performance of an energy efficiency survey, to record and track any and all records or data needed to provide the Company with the reports identified in this Statement of Work, including Exhibit G.

4.8.2                     IC shall develop and maintain a database of information obtained or recorded by the IC or Subcontractor while performing the Work, which shall include, but not be limited to, the data collection elements set forth in Exhibit G, for the purpose of storing, analyzing and querying the same and generating reports.

4.8.3                     The Company, in its sole discretion, may amend Exhibit G to, among other things, change the data elements required to be collected by IC.  IC shall promptly comply with such amended Exhibit G upon its receipt.

4.8.4                     The IC shall be responsible for transmitting, uploading, and transferring relevant customer and SBDI Program information, including but not limited to the data collection elements set forth in Exhibit G, from its information technology systems to the Company’s information technology systems, including TREES in accordance with Exhibit I on a daily basis.

4.8.5                     The IC shall invoice the Company electronically and, in connection therewith, shall be responsible for ensuring that the IC’s invoice can be uploaded and transferred to the Company’s information technology system.  When the Company’s energy efficiency platform (or portions thereof) become available, the IC shall be required to access information from the same.

4.8.6                     The Parties acknowledge that the IC is not required to obtain any software license to upload data into TREES, except in those instances in which the IC elects not to develop and maintain the technological tool specified in Section 4.8.1 but instead chooses to request, install and use a licensed version of TREES in which case the IC shall (i) agree to the same terms and conditions of such license as are binding upon the Company, and (ii) reimburse the Company for the license fee associated with the IC’s use of TREES.

4.9                               Reporting and Record Retention

4.9.1                     The IC acknowledges that, because the Company is obligated to provide certain periodic reports to the New York Public Service Commission, the timely, accurate production of reports by the IC is critically important.

4.9.2                     IC shall prepare and deliver to the Company those reports identified in Exhibit H and at the frequency set forth therein.  The Company, in its sole discretion and upon notice to the IC, may amend Exhibit H to change the nature, frequency, or content of such reports, and the IC shall promptly comply with such amended Exhibit H upon its receipt.

4.9.3                     In addition to the reports required in Exhibit H, IC shall prepare and deliver to the Company, on a monthly basis starting thirty (30) calendar days from the Effective Date, its good faith projections of (i) the number of surveys it will perform in order to meet the Energy Savings Metric, (ii) the number of signed Customer Authorizations (installations) it will obtain, and (iii) net energy savings in will achieve (collectively, “Forecasts”); provided, however, that the IC shall prepare and deliver updates to the information required by clause (ii) on a weekly as well as monthly basis.

(a) If IC fails to meet any one or more Forecasts by 20%, in addition to and not in limitation of any actions that may be required or taken pursuant to Section 5.1 of this Statement of Work, the IC shall prepare and deliver to the Company a detailed, well considered correction action plan within five (5) Business Days of being requested to do so by the Company.

4.9.4                     Upon receiving a written request from the Company, the IC shall prepare such special or nonrecurring reports as the Company may specify during the course of the SBDI Program.

4.9.5                     The IC shall attend such weekly meetings and/or conference calls with the Company staff to discuss project status and implementation matters, as the Company shall require.

4.9.6                     The IC, including those of its officers and staff responsible for the performance of the Agreement, shall cooperate with and be available to the Company for a period of one year after the termination or expiration of the Agreement, upon the Company’s request, to support and defend its billings and energy savings calculations before the New York Public Service Commission (including, if necessary, by providing testimony); provided that the Company shall reimburse the IC for any out of pocket costs or expenses incurred by it in connection with providing such cooperation.

4.10                        Financing

4.10.1              IC shall provide financing, in its discretion, to Program Participants consistent with Applicable Laws and this Statement of Work, including the Approved Sales Plan and Approved Implementation Plan.  Such financing may be unsecured, except to the extent the filing of a Lien is permitted pursuant to Section 14.0 of the Agreement.

4.11                        Other Work Obligations for IC

4.11.1              Company may ask IC from time to time to participate in and perform tasks related to the Company’s Targeted DSM Program, which is another energy efficiency program managed by the Company to comply with the EEPS or other demand management programs.

4.11.2              IC shall provide a customer resource center telephone number dedicated for Subcontractors, Approved Customers and Program Participants.

4.11.3              IC shall make knowledgeable resource staff available to receive calls made to the customer resource center as follows: Monday through Friday (except Company holidays): 9:00 a. m. to 5:00 p.m. (Eastern Time). At all other times, the IC shall provide a recorded message with pertinent SBDI Program information and the capability to leave a message for call back by the IC.  Such messages shall be returned the next Business Day and daily thereafter until customer contact is made.  All contacts and contact attempts shall be recorded in the IC’s SBDI Program database.

4.11.4              IC shall be able to respond to general telephone inquiries about the SBDI Program and other programs available in the New York Service Area, such as those administered by other utilities or agencies, as necessary and to resolve problems with customers to the satisfaction of the Company.

4.11.5              The IC shall use its best efforts to inform Program Participants of the Company’s portfolio of programs and the SBDI Program’s purpose, which is to reduce the Small Business Owner’s overall energy use and costs through the installation of the energy efficient measures in the facility.  The Company will provide guidance and marketing materials to the IC.

4.12                        Transition Plan

4.12.1              The Approved Transition Plan is attached hereto as Exhibit C.

4.12.3              The IC shall implement, fulfill and comply with the Approved Transition Plan.

4.12.4              The IC will revise the Approved Transition Plan accordingly should the Company advise the IC of any changes related to marketing the SBDI Program, and the IC shall implement, fulfill and comply with such amended plan.

4.12.5              IC shall deliver all SBDI Program databases, in a single-user format, to the Company (or as the Company shall direct) upon the expiration or termination of the Agreement.  Unless otherwise directed by the Company, upon such delivery the IC shall destroy all copies of all information relating to the SBDI Program, and certify as to such destruction, to the Company’s satisfaction.

4.12.6              IC shall deliver all SBDI Program related physical and intellectual property to the Company upon the termination or expiration of the Agreement.

5.0                               IC Performance Metrics

The IC understands that the IC Performance Metrics form the basis for measuring its performance under and managing the Agreement, including this Statement of Work.  In addition to the IC Performance Metrics, other performance measures are expected to be tracked and reported as indicative of overall performance.  Such measures may include, but are not limited to:  (i) work volumes, such as the number of surveys, customer agreements and installations completed; (ii) accuracy and completeness of reporting and data transfer; (iii) quantity of inspection failures; and (iv) timeliness of Subcontractor payment.

5.1                               Consequences for Failing to Meet IC Performance Metrics

5.1.1                     If the IC fails to meet the applicable threshold for performance under one or more of the IC Performance Metrics set forth below, then the IC shall be required to participate in monthly detailed review sessions with the Company and provide action plans and schedules, as required by the Company, until such time as the IC achieves or exceeds the applicable Metric. Metrics will be provided as a guide by month and on a cumulative basis and will be measured on a monthly, quarterly and annual cumulative basis.

5.1.2                     Performance by the IC of its obligations under Section 5.1.1 shall not affect whether a limit or otherwise affect the Company’s rights or remedies under the Agreement.

5.2                               Energy Savings

5.2.1                     The IC is expected to achieve the monthly and annual MWh goals for the IC Geographic Area that are set forth in Exhibit F (the “Energy Savings Metric”).

5.2.2                     If the IC fails to meet any monthly or annual goals for energy savings (measured on a cumulative basis), as set forth in Exhibit F, then (i) the unachieved amount of Energy Savings for that month or year will be added, on a pro rata basis, to the remaining months of the year or to the next succeeding year, as applicable, and (ii) the Company will record appropriate Action Lines in its contract oversight system.

5.2.3                     With the exception of the first quarter after the Effective Date, failure to achieve at least 85% of the cumulative Energy Savings Metric for two consecutive quarters shall constitute a Performance Metric Default under the Agreement and may result in a reassignment of the Work to another contractor of Company’s choosing and/or the exercise of other rights or remedies by the Company under the Agreement. Measurement of this metric will be monitored on a monthly basis.

5.3                               Cost per KWh

5.3.1                     Within thirty (30) calendar days from the Effective Date, the IC shall provide monthly budgets of the cost to perform the Work over the course of the Contract Period, detailing implementation, incentive and sales projections and taking account of any seasonality variability.  As soon as practicable (and in any event within sixty (60) calendar days thereafter), the Company shall (i) notify the IC that it has accepted the monthly budgets, or (ii) provide the IC with comments thereto.  The Parties will work in good faith and as quickly as possible to address any Company comments and to modify the monthly budgets accordingly until they are approved by the Company.

5.3.2                     The Company shall calculate the IC’s monthly and annual cost per KWh goal from the budgets provided in Section 5.3.1, and such goals shall represent the Parties’ expectations with respect to such cost per KWh Metric (“Cost Per KWh Metric”).

5.3.3                     During each month and year of the Contract Period (as the same may be extended), the IC’s actual cost per kWh to perform the Work will be measured against the budgeted Cost Per KWh Performance Metric for that month and year (measured on a cumulative basis).

5.3.4                     Other than during the initial quarter following the Effective Date, if the IC’s cost of performance exceeds the cost per KWh goal during any quarter (measured cumultatively), then such event shall constitute a Performance Metric Default under the Agreement and may result in the reassignment of Work to another contractor of Company’s choosing and/or the exercise of other rights or remedies by the Company under the Agreement.

5.4                               Mean Time to Process

5.4.1                     This metric measures the time between execution of a Customer Authorization Form and the completion of the installation by the IC.  Evaluation of the IC’s performance against this metric will begin within three (3) months of the Effective Date and will be measured monthly and on a cumulative basis.

5.4.2                     Except when the IC is able to demonstrate, through objective and verifiable means, that delay is required by the Program Participant or that a genuine Force Majeure Event has occurred and is continuing and is the proximate cause of the delay, the IC shall complete all installations and reports with data entered into the TREES tracking system (if operational) within thirty (30) calendar days after the IC receives a signed Customer Authorization Form (the “Mean Time to Process Metric”).

5.4.3                     If at any time the IC fails to achieve 85% compliance with the Mean Time to Process Metric, then (i) the IC shall submit a corrective action plan to the Company within five (5) Business Days of being notified to do so by the Company, and (ii) the Company may input appropriate Action Lines in its contract oversight system; provided, however, that the foregoing shall not limit the Company’s rights or remedies under the Agreement and this Statement of Work.

5.4.4                     Failure to achieve 85% compliance with the Mean Time to Process Metric for any quarter shall constitute a Performance Metric Default under the Agreement and may result in the reassignment of Work to another contractor of Company’s choosing and/or the exercise of other rights or remedies by the Company under the Agreement.

5.5                               Conversion Ratios

5.5.1.                  The IC shall convert energy efficiency surveys to signed Customer Authorization Forms at a minimum rate of 65% each month (or at a rate of 45% each month from the Effective Date through December 31, 2012) (the “Conversion Ratio Metric”). Measurement of this Conversion Ratio Metric will be monitored on a monthly basis.

5.5.2                  Subject to the timeframe set forth in Section 5.4.2, the IC shall convert signed Customer Authorization Forms to completed installations at a minimum of 90% each month.

5.5.3                     If the IC fails to achieve the Conversion Ratio Metric, or to fulfill its obligations under section 5.5.2 in any month, then (i) the IC shall submit a corrective action plan to the Company within five (5) Business Days of being notified to do so by the Company, and (ii) the Company may input appropriate Action Lines in its contract oversight system; provided, however, that the foregoing shall not limit the Company’s rights or remedies under the Agreement and this Statement of Work.

5.5.4                     Failure to meet the Conversion Ratio Metric for one year shall constitute an IC Performance Metric Default under the Agreement and may result in the reassignment of Work to another contractor of Company’s choosing and/or the exercise of other rights or remedies by the Company under the Agreement.

5.6                               Customer Satisfaction

5.6.1.                  The Company will perform customer satisfaction surveys of Approved Customers and Program Participants to measure satisfaction with the Work provided by IC.  The Company will segment Approved Customers and Program Participants by those who have completed energy savings projects and those who have chosen not to proceed after having an energy survey performed.

5.6.2                     The IC is expected to achieve a positive customer satisfaction rating (greater than 3 on a 5 point scale) for 85% of the customers who have completed energy savings projects.  The IC’s performance will be measured on a monthly and cumulative basis.  The criteria and benchmark to determine satisfaction will be determined by the IC and the Company.

5.6.3                     The IC is expected to achieve a positive customer satisfaction rating for customers who have chosen not to proceed with an installation after having had a survey performed.  The criteria and benchmark to determine satisfaction will be determined by the IC and the Company.

5.6.4                     In the event the IC fails to fulfill its obligations under this Section 5.6, the Company will inform the IC of the same by recording appropriate Action Lines in its contract oversight system.

5.7                               Customer Leads/Sales & Training

5.7.1                     The IC shall work closely with the Company to track, measure and assess, on an on-going basis during the course of the Contract Period, the number of customer leads it is required to pursue in order to achieve the MWh goals set forth in Exhibit F.

5.7.2                     The IC shall be required to conduct training for customer facing personnel for the improvement of overall sales.

5.8                               Additional Compensation

5.8.1                     Subject to Applicable Laws, the Company, in its sole discretion, may provide the IC with additional compensation for performance that exceeds the IC Performance Metrics on an annual basis.

EXHIBIT A

APPROVED IMPLEMENTATION PLAN

Implementation Plan

The Implementation Plan serves as a general blueprint of the main SBDI program processes. A primary focus of our plan is the institution of check points to ensure project documentation is accurate before it can move to the next phase of the process.

Key Functions

Perform Survey and Upload Tool

Surveyors are responsible to perform site surveys and upload the data into SMART via the Survey Tool. Project Coordinators will be assigned to Surveyors to review the quality of the uploaded information and report deficiencies to the Surveyor immediately for correction. The Sales Manager will be updated on any data quality issues on a weekly basis. All uploaded surveys must be reviewed by Project Coordinators and confirmed to be accurate prior to approval for invoicing. Once a survey Tool has been approved, it is eligible to be invoiced to Con Edison.

Motion to Proceed (MTP) Upload and Approval

As Surveyors close sales they are responsible for uploading the signed MTP into SMART, and adjusting the survey Tool as needed. Project Coordinators will review the uploaded MTP and revised Tool for accuracy. Any issues found during this review will be reported back to the Surveyor for correction prior to MTP approval. Once the MTP is approved, the Surveyor will be credited with the sale and the project will be designated for scheduling.

Project Scheduling

Once an MTP has been approved for scheduling, Willdan calls the customer to schedule the project. When we can’t get in touch with the customer to schedule the installation, Surveyors are brought in to help contact the customer. If a customer cannot be reached after multiple attempts, Willdan may categorize the project as a “drop-by” and dispatch it to the installation crews. Jobs that are assigned as drop-bys do not get scheduled; the install crew will simply drop by the job site and, if the customer agrees, the crew performs the installation at that time.

In scheduling installations, Willdan groups jobs based on boroughs and zip codes so that each team can maximize the number of jobs they install per day. We factor in the time it takes for installers to drive to each job site and unload/load the trucks. While we strive to have installation crews stick to their schedules, issues often arise which delay jobs and ultimately lead to rescheduling. Examples include logistical issues encountered on site, delays in arriving to the site, or customer requests all may require us to reschedule the project. This makes scheduling an extremely fluid process that requires flexibility from both our installation crews and scheduling staff.

In order to maximize the utilization of our installation crews, Willdan aims to maintain a backlog of work to keep all crews consistently busy. Based on program run rates and staffing levels, we believe a 30 to 40 day backlog of projects to be sufficient. As projects are sold by Willdan, we will schedule them as soon as possible. However, we recognize customers often wish to defer installation for weeks or even months. Willdan is happy to accommodate these requests as it helps to fill our installation schedule in future periods. This is how we develop and maintain a pipeline of work, which is vital to the overall health and success of the SBDI program.

SBDI Implementation Plan

Installation Process

Installations will be performed based on the approved work order and in accordance with all applicable codes and safety guidelines. Once the installation is completed, Installers will get the Work Order signed by the customer for all work performed. Completed Work Orders will be transmitted to Project Coordinators for review and upload to SMART. Work Orders will be checked to confirm that they comply in all respects to the Work Order and Invoice checklists. If any deficiencies are found, the Work Order will be returned to the Installer to be corrected. Once correct, the Work Order will be approved by the Project Coordinator at which point it is eligible for invoicing.

Inspection Process

Filed Inspectors will inspect installations and assure that the projects are complete and accurately described in the completed Work Orders. Field Inspectors will also confirm the project has been installed in compliance with all applicable codes, the site has been cleaned up satisfactorily, and the customer is satisfied with the work performed. Inspection reports will be uploaded to SMART regularly by Field Inspectors and reviewed by the Field Manager.

After inspection, final completed Work Orders and Punch lists, if necessary, will be submitted by the Field Supervisor to the Project Coordinators for review and upload into SMART. Project Coordinators will perform the final review of all documentation to confirm that it complies in all respects to the Work Order and Invoice checklists.

Invoicing Process

Setting a standard of what constitutes an acceptable piece of project documentation is vital to ensuring a smooth and consistent invoicing process. Below are the key criteria which will determine whether project documentation will be approved once it is invoiced.

Surveys

All survey reports are reviewed per the guidelines provided on the Survey Approval Checklist (Attachment 1). If the survey under review meets all criteria in the check list it will be approved for payment.

Work Orders

All work orders are reviewed per the guidelines provided on the Work Order Approval Checklist (Attachment 2). If the work order under review meets all criteria in the check list it will be approved for payment.

Invoices

Invoices must be in the formats approved by Con Edison (Attachment 3 and 4) to be considered for approval. Additionally, the invoice must match the corresponding work order submitted and meet the criteria listed in the Invoice Approval Checklist (Attachment 5). Each invoice will contain one work order. Incentive invoices to Con Edison will contain free measures, non-free measures, and surveys.

Non-Incentive Invoices

All non-incentive invoices will be billed to Con Edison on a monthly basis, and will be accompanied by backup timesheets (Attachment 6). All employees will be billed to the appropriate billing rates as agreed to by Con Edison. Non-incentive invoices and timesheets will be reviewed by Accounting staff to ensure accuracy and consistency. Any discrepancies will cause a timesheet to be returned to the employee for immediate correction.

Staffing Plan

Willdan plans to staff the SBDI program to effectively implement the key program functions described above. The table below illustrates the current and projected staffing levels of four key resource areas; program staff (including all administrative staff, inspectors, and warehouse management), surveyors, installers, and trucks. Our plan shows a ramp up of all resource areas until November, 2012 at which point we reach our final staffing levels for the program. These staffing levels will be maintained throughout the program, with adjustments being made on an as needed basis. Should these staffing levels prove insufficient to achieving the program goals, Willdan will reassess our staffing needs and adjust our plan accordingly.

	2012				2013
	Sep	Oct	Nov	Dec	Jan	Feb	Mar
Program Staff	15	18	20	20	20	20	20
Surveyors	16	18	22	22	22	22	22
Installers	20	30	40	40	40	40	40
Trucks	10	15	20	20	20	20	20

Table 1. Con Edison SBDI Program Staffing Plan

EXHIBIT C

APPROVED TRANSITION PLAN

C-1

Transition Plan

Willdan has developed a Transition Plan for the SBDI Program that will enable a timely and effective transition of Implementation Contractor (IC) responsibilities to Lockheed Martin in regions formerly held by Willdan. Our plan will transfer all necessary data to Lockheed, ensure incoming customer calls are directed to the appropriate IC, and allow for consistent program implementation of chain accounts.

Project and Data Transfer

As both Willdan and Lockheed are at different stages in the ramp up process, we will work with Lockheed to determine the most effective way to handle any outstanding MTPs signed in 2012 that are in Lockheed’s regions. After meeting with Lockheed, Willdan will create a .pdf file of MTPs that will be transmitted to Lockheed by August 31, 2012 for follow up and installation.

Willdan has been keeping a detailed list of customers in Lockheed’s regions who have called to request that a survey be performed at their business. This list will be transferred to Lockheed by August 15, 2012 for follow up.

Additional data points may be useful to Lockheed’s ramp up, however, we recognize that this information belongs to Con Edison and therefore we defer to Con Edison to decide whether the following data should be transferred to Lockheed:

•  List of surveyed, and installed customers

•  Details of all surveys and installs

•  List of cancelled MTPs

•  Additional customer information captured during survey

Incoming Customer Calls

Willdan will continue to handle incoming calls from the Green Team line with the assumption that calls coming into the Con Edison call center will be directed to the appropriate IC based on regional assignment. This will lessen customer confusion and ensure a more efficient customer service experience.

Customers in Lockheed’s regions who call Willdan directly will be referred to Lockheed Martin. This serves the dual purpose of ensuring that the appropriate contractor is serving the customer, and in promoting customer understanding of who is implementing the program for their business.

Chain Accounts

Chain accounts require a unique sales approach due to their tiered managerial structures. The decision makers for chain accounts generally want one point of contact; therefore Willdan and Lockheed will work together to designate chain accounts to one Implementation Contractor.

Willdan will provide Lockheed a list of chain accounts we have worked with, or are currently working with. If Willdan has a claimed chain that crosses into Lockheed regions, Willdan will perform the surveys and installations for that chain. If Lockheed has claimed a chain that crosses into Willdan regions, Lockheed will be responsible for performing this work.

Summary

We believe that these efforts will allow for a smooth transition between Willdan and Lockheed Martin. Additionally, Willdan will work with Lockheed in their capacity as Commercial and Industrial Program Administrator to ensure we maximize the measure offerings and incentive value for small business customers. We look forward to working closely with Lockheed during this transition period, and to continuing our good relationship throughout the contract period.

C-2

EXHIBIT D

SURVEY AUTHORIZATION FORM

Small Business Energy Efficiency

Customer Work Order (Page 1 of 2)

1-888-WILLDAN (1- 888-945-5326)

CON EDISON ACCOUNT #				WORK ORDER #	
---				-A	
Surveyor Name	Survey Date			Customer Phone	Survey Tool Version
0	1/0/00	, NY		(000) 000-0000	24.5.2
Installation Contractor				Contact Person	Contact Title
Willdan Lighting & Electrical Inc				0	1/0/1900
Installation Subcontractor		Subcontractor License Number	Permit Required?	Permit Number(s)	

ENERGY SAVINGS UPGRADES

LOCATION	PRODUCT DESCRIPTION	EXISTING PROD/MODEL #	QTY	PROD/MODEL #	QTY	ID	UNIT PRICE (Installed)	TOTAL($)	CUSTOMER'S CONTRIBUTION	QUANTITY INSTALLED	CUSTOMER INITIALS

PLEASE CORRECT ERRORS BEFORE PRESENTATION TO CUSTOMER

		Customer Initials
Cost of Installed Measures (Page 1):	ERRORS REQUIRE CORRECTION	
Cost of Installed Measures (Page 2):		
Total Cost of Installed Measures:		
Con Edison Contribution:		
Customer Pays Contractor:		

GREEN TEAM

This energy saving program is brought to you by Con Edison and implemented by Willdan.

WILLDAN | conEdison the power of green

Terms and Conditions

By signing the below I agree to the following:

1. I have reviewed the Energy Efficiency Survey for the premises listed above. 2. I authorize energy efficiency related services work on the above listed premises. 3. I understand that all work identified on this work order above in the section "Con Edison Contribution" is paid for by Willdan. I understand that I am responsible to pay the contractor identified above for that portion of the total cost identified above in the section "Customer Pays Contractor" at the time that the installation is completed. I further understand that I may pay the subcontractor by any of the following methods: credit card, money order, cashier's check, PayPal, or cash. 4. I understand that products installed under this program are warranted for a limited time. After the lapse of this warranty period I will be responsible for replacement of said products. The warranty periods are provided to you below in this work order form. 5. I authorize access to the above listed address for the purpose of installing the energy saving upgrades and inspecting them upon completion. 6. I agree to indemnify, defend, and hold Willdan, Con Edison, and Subcontractors, harmless from any claims, losses, expenses, liabilities, and damage or destruction of this property arising out of inappropriate/non-intended use of equipment installed as authorized by this agreement. 7. Customer agrees that Con Edison may provide customer information including customer name, account number, electric and/or gas consumption data and electric and/or gas energy savings to its third party evaluation contractor for program evaluation purposes. The evaluation contractor has agreed to keep customer information confidential. Customer information may also be provided to the New York State Public Service Commission. Any Customer information provided to the New York State Public Service Commission will be aggregated with information about other customers and not personally identifiable.

Warranty Periods : The energy saving upgrades are warranted from the date of installation as follows

Ballasts:	5 years	Lighting and Vending Controls:	1 year
Lamps/Exit Signs:	1 year	Refrigeration Door and Evaporator Controls:	1 year
Thermostats:	1 year	Pipe Wrap, Low Flow Aerators, and Rinsers:	1 year

Auditor / Installation Notes

Reviewed Energy Efficiency Survey & Authorize Energy Saving Upgrades

Surveyor Signature	Date
Customer Signature	Date

Installations Complete for Energy Saving Upgrades

Installer Signature	Date
Customer Signature	Date

Small Business Energy Efficiency

Customer Work Order (Page 2 of 2)

CON EDISON ACCOUNT #		WORK ORDER #
---	0	-A

LOCATION	PRODUCT DESCRIPTION	EXISTING PROD/MODEL #	QTY	PROD/MODEL #	QTY	ID	UNIT PRICE (Installed)	TOTAL($)	CUSTOMER'S CONTRIBUTION	QUANTITY INSTALLED	CUSTOMER INITIALS

Cost of Installed Measures (Page 2 only): $0.00

EXHIBIT E

CUSTOMER AUTHORIZATION FORM

Small Business Energy Efficiency

Customer Work Order (Page 1 of 2)

1-888-WILLDAN (1- 888-945-5326)

CON EDISON ACCOUNT #					WORK ORDER #	
---					-A	
Surveyor Name	Survey Date				Customer Phone	Survey Tool Version
0	1/0/00	, NY			(000) 000-0000	24.5.2
Installation Contractor					Contact Person	Contact Title
Willdan Lighting & Electrical Inc					0	1/0/1900
Installation Subcontractor		Subcontractor License Number		Permit Required?	Permit Number(s)	

ENERGY SAVINGS UPGRADES

LOCATION	PRODUCT DESCRIPTION	EXISTING PROD/MODEL #	QTY	PROD/MODEL #	QTY	ID	UNIT PRICE (Installed)	TOTAL($)	CUSTOMER'S CONTRIBUTION	QUANTITY INSTALLED	CUSTOMER INITIALS

PLEASE CORRECT ERRORS BEFORE PRESENTATION TO CUSTOMER

		Customer Initials
Cost of Installed Measures (Page 1):	ERRORS REQUIRE CORRECTION	
Cost of Installed Measures (Page 2):		
Total Cost of Installed Measures:		
Con Edison Contribution:		
Customer Pays Contractor:		

GREEN TEAM

This energy saving program is brought to you by Con Edison and implemented by Willdan.

WILLDAN | conEdison the power of green

Terms and Conditions

By signing the below I agree to the following:

1. I have reviewed the Energy Efficiency Survey for the premises listed above. 2. I authorize energy efficiency related services work on the above listed premises. 3. I understand that all work identified on this work order above in the section "Con Edison Contribution" is paid for by Willdan. I understand that I am responsible to pay the contractor identified above for that portion of the total cost identified above in the section "Customer Pays Contractor" at the time that the installation is completed. I further understand that I may pay the subcontractor by any of the following methods: credit card, money order, cashier's check, PayPal, or cash. 4. I understand that products installed under this program are warranted for a limited time. After the lapse of this warranty period I will be responsible for replacement of said products. The warranty periods are provided to you below in this work order form. 5. I authorize access to the above listed address for the purpose of installing the energy saving upgrades and inspecting them upon completion. 6. I agree to indemnify, defend, and hold Willdan, Con Edison, and Subcontractors, harmless from any claims, losses, expenses, liabilities, and damage or destruction of this property arising out of inappropriate/non-intended use of equipment installed as authorized by this agreement. 7. Customer agrees that Con Edison may provide customer information including customer name, account number, electric and/or gas consumption data and electric and/or gas energy savings to its third party evaluation contractor for program evaluation purposes. The evaluation contractor has agreed to keep customer information confidential. Customer information may also be provided to the New York State Public Service Commission. Any Customer information provided to the New York State Public Service Commission will be aggregated with information about other customers and not personally identifiable.

Warranty Periods : The energy saving upgrades are warranted from the date of installation as follows

Ballasts:	5 years	Lighting and Vending Controls:	1 year
Lamps/Exit Signs:	1 year	Refrigeration Door and Evaporator Controls:	1 year
Thermostats:	1 year	Pipe Wrap, Low Flow Aerators, and Rinsers:	1 year

Auditor / Installation Notes

Reviewed Energy Efficiency Survey & Authorize Energy Saving Upgrades	
Surveyor Signature	Date
Customer Signature	Date

Installations Complete for Energy Saving Upgrades	
Installer Signature	Date
Customer Signature	Date

Small Business Energy Efficiency

Customer Work Order (Page 2 of 2)

CON EDISON ACCOUNT #		WORK ORDER #
---	0	-A

LOCATION	PRODUCT DESCRIPTION	EXISTING PROD/MODEL #	QTY	PROD/MODEL #	QTY	ID	UNIT PRICE (Installed)	TOTAL($)	CUSTOMER'S CONTRIBUTION	QUANTITY INSTALLED	CUSTOMER INITIALS

Cost of Installed Measures (Page 2 only): $0.00

EXHIBIT F

IC GEOGRAPHIC AREA

Small Business Direct Install Program

MWh Goal by Region

Region	2012	2013	2014	2015
Queens	7,430	14,855	14,855	14,855
Brooklyn	8,100	16,205	16,205	16,205
Bronx	5,400	10,800	10,800	10,800

F-1

EXHIBIT G

DATA ELEMENT COLLECTION REQUIREMENTS

New York State Public Service Commission

EEPS Reporting Requirements

Program Administrator (PA) and Program ID:

Program Name: Small Business Direct Install

Program Type

Acquired Impacts This Month

Net first-year annual kWh(1) acquired this month

Monthly net first-year annual kWh Goal

Percent of Monthly Net kWh Goal Acquired

Net Peak(2) kW acquired this month

Monthly Utility Net Peak kW Goal

Percent of Monthly Peak kW Goal Acquired

Net First-year annual therms acquired this month

Monthly Net Therm Goal

Percent of Monthly Therm Goal Acquired

Net Lifecycle kWh acquired this month

Net Lifecycle kWh percent of goal acquired this month

Net Lifecycle therms acquired this month

Net Lifecycle therms percent of goal acquired this month

Net Other Monthly Savings (MMBTUs) Acquired

Coal

Kerosene

Oil

Propane

Total Acquired Net First-Year Impacts To Date

G-1

Net first-year annual kWh acquired to date

Net first-year annual kWh acquired to date as a percent of annual goal

Net first-year annual kWh acquired to date as a percent of 3-year goal

Net cumulative kWh acquired to date

Net utility peak kW reductions acquired to date

Net utility peak kW reductions acquired to date as a percent of utility annual goal

Net utility peak kW reductions acquired to date as a percent of 3-year goal

Net NYISO peak kW reductions acquired to date

Net first-year annual therms acquired to date

Net first-year annual therms acquired to date as a percent of annual goal

Net first-year annual therms acquired to date as a percent of 3-year goal

Net cumulative therms acquired to date

Total Acquired Lifecycle Impacts To Date

Net Lifecycle kWh acquired to date

Net Lifecycle kWh acquired as a percent of goal to date

Net Lifecycle therms acquired to date

Net Lifecycle therms acquired as a percent of goal to date

Committed(3) Impacts (not yet acquired) This Month

Net First-year annual kWh committed this month

Net Lifecycle kWh committed this month

Net Utility Peak kW committed this month

Net first-year annual therms committed this month

Net Lifecycle therms committed this month

Funds committed at this point in time

Overall Impacts (Achieved & Committed)

Net first-year annual kWh acquired & committed this month

Net first-year annual kWh acquired & committed as a percent of monthly goal

Net utility peak kW acquired & committed this month

Net utility peak kW acquired & committed as a percent of monthly goal

Net First-year annual therms acquired & committed this month

Net First-year annual therms acquired & committed as a percent of monthly goal

Costs

G-2

Total program budget

Administrative costs

Marketing costs

Incentives, rebates, grants, direct install costs, and other program costs going to the participant

Financing (e.g., loans) costs

Other (specify)

Evaluation

Total expenditures to date

Percent of total budget spent to date

Participation

Number of program applications received to date

Number of program applications processed to date(4)

Number of processed applications approved to date(5)

Percent of applications received to date that have been processed

Carbon Emission Reductions (in tons)

Total Acquired Net First-Year Carbon Emission Reductions To Date(6)

Total Acquired Cumulative Net Carbon Emission Reductions To Date

G-3

New York State Public Service Commission

Data to Be Collected for Program Evaluation Purposes

For each program, this list contains the data elements to be routinely collected and maintained for each measure for each participant in a program. These data must be maintained in electronic form by the IC to measure the progress of their energy efficiency programs. The program-tracking database must be maintained at the measure level.  The participant-level data will serve as the foundation for the monthly, quarterly, and annual reports required by the New York Department of Public Service. There are a number of variables that must be included in any program-tracking database. These should be available to the department staff and evaluation contractors within 30 days following a data request.  For details on the requirements of the program tracking database for midstream, upstream and public awareness program information, please see the reporting manual, which is available on the EEPS evaluation web page.

Table 1. Variables Required for Participant-Level Program-Tracking Databases for Downstream Incentive Programs

Tracking Database Variables	Definition of Variables

PA/PROGRAM INFORMATION

Program administrator	Utility or NYSERDA

Program ID	Program ID will be assigned by DPS at a later date.

Program name	Program name

PARTICIPANT INFORMATION (1)

Participant first name	Participant first name

Participant last name	Participant last name

Participant telephone number	Participant telephone number

Participant fax number	Participant Fax number

Participant E-Mail address	Participant E-Mail address

Service street address	Street address at which measure was installed

(1)  See Appendix D for the Customer Data Guidelines, which clarify the process for maintaining the confidentiality of customer data.  Usually, the participant is the end user (i.e., the person on whose premises the measure was installed and who received the rebate). In some cases, the participant could be a building owner who is renting to either residential or nonresidential tenants and who receives the rebate for installing measures in apartments or offices.

G-4

Tracking Database Variables	Definition of Variables

Service city	City in which measure was installed

Service ZIP code	ZIP code associated with the service street address and city

Weather station assignment number (2)	The weather station ID assigned to the participant service address

Account number	Utility account number affected by the installation of the efficient measures

Meter number	The meter number associated with the account number affected by the installation of efficient measures

Service turn-on date	The date of service turn for the program participant

Rate classification	Rate classification

Site-specific primary NAICS (3)	The two-digit NAICS for the affected dwelling/building

Building type/dwelling type (4)	Description of the dwelling or building type

KEY PROJECT DATES (5)

Program application date (6)	Program application date

Application approval date	Date on which application was approved

(2)  Weather data (heating and cooling degree days) will be obtained from IC-maintained weather stations or from NOAA weather stations which have been mapped to customer sites based on ZIP codes.

(3)  The North American Industry Classification System (NAICS) was developed as the standard for use by Federal statistical agencies in classifying business establishments for the collection, analysis, and publication of statistical data related to the business economy of the U.S. NAICS replaces the Standard Industrial Classification (SIC) system.

(4)  A list of common facility or building types or codes (e.g., DOE 2 Model Types; NYSERDA list of facility types) is included in the Technical Manual.

(5)  The program application date, the application approval date, and the rebate payment date must be provided.  For projects in which the application is received, approved, and a rebate is paid to the participant all in the same day, the date would be the same for all three variables.

(6)  The application date is the date on the application, or if that is missing, the date on which the administrator received the application.

G-5

Tracking Database Variables	Definition of Variables

Post-installation inspection date

Date on which measure installation was inspected on site by program administrator. Note that post-installation inspection dates may not be available or they might only be available for a sample of program participants.

Rebate payment date	Date on which rebate check was issued.

MEASURE AND REBATE INFORMATION

Measure-project name	Name of measure

Measure description	Description of the measure

Measure quantity	Quantity of the measure

Unit description	Description of the unit (e.g., tons, square feet, lamp)

Rebate amount per unit (7)	Rebate amount per unit

Financing amount per unit	Financing amount per unit

INSTALLATION-TYPE INFORMATION

Type of Installation (TRC Approach)

A flag indicating whether the record is a case of normal, early, or special circumstance replacement or an add-on measure. ER=Early Replacement; NR=Normal Replacement; SC=Special Circumstance; AO=Add On.

Effective Useful Life (EUL)

The effective useful life (median number of years that measure is expected to remain in use based on national data) of the measure being installed, as prescribed by the Commission, or, if none prescribed, as estimated by the PA.

(7)  The IC could design rebates on various bases (e.g., per bulb, per refrigerator, per pool pump, per ton in the case of chillers or per cubic feet for insulation). If incentives are based on performance (whole building or custom project), the unit would be “1” and the rebate per unit would be the total rebate received.

G-6

Tracking Database Variables	Definition of Variables

For Add-on measures:

N/A

For normal, end of life replacements (this includes breakdowns prior to and after the EUL):

N/A

For early replacements:
Remaining Functional Period
The remaining useful life (RUL), which is the EUL minus the actual or estimated age of the old equipment in place. For more details, see Appendix M of the Technical Manual.

For special circumstance replacements:

The default functional period (DFP) which is ¼ of the EUL (rounded to the nearest whole number) of the efficient measure being installed. For more details, see Appendix N of the Technical Manual.

For Add-on measures:

N/A

For normal, end of life replacements:

N/A

For early replacements:

Adjusted EUL	That number of years at full savings in which the present value of savings approximates that of the dual baseline approach set forth in tables in Appendix M of the Technical Manual.

For special circumstance replacements:

That number of years at full savings in which the present value of savings approximates that of the dual baseline approach set forth in tables in Appendix N of the Technical Manual.

G-7

Tracking Database Variables	Definition of Variables

For add-on measures:

The full cost of the measure

For normal, end of life replacements:

The incremental cost between the currently-on-the-market standard, minimally-compliant equipment and the new, efficient equipment(8)

Measure Resource cost (including installation) per unit	For early replacements:

The adjusted full cost of the new efficient equipment. For more detail, see Appendix M of the Technical Manual.

For special circumstance replacements:

The adjusted full cost of the new efficient equipment. For more detail, see Appendix N of the Technical Manual.

For add-on measures:

N/A

For normal, end of life replacements:

N/A

Ratio of incremental savings to full savings	For early replacements:

For more detail, see Appendix M of the Technical Manual. The ratios appear as column headers in the tables.

For special circumstance replacements:

For more detail, see Appendix N of the Technical Manual.

(8)  If the IC can track incremental costs by measure or project in their program tracking databases, it should do so. However, this might not always be possible. In some cases, incremental costs for measures may be obtained from another source (e.g., the NYSERDA Measure-Level Database) and assigned to individual measures. Because it is assumed that the IC has reviewed the incremental costs of measures it promotes as part of the technology screening process, the identification of incremental costs is expected to be relatively straightforward. Note that there may be some cases in which the installation costs of the efficient equipment are larger than the installation costs of the standard equipment. The formula for estimating incremental costs should be documented.

G-8

Tracking Database Variables	Definition of Variables

For add-on measures:

N/A

For normal, end of life replacements:

N/A

Ratio of incremental costs to full costs	For early replacements:

For more detail, see Appendix M of the Technical Manual. The ratios appear as column headers in the tables.

For special circumstance replacements:

For more detail, see Appendix N of the Technical Manual.

PROJECT SAVINGS INFORMATION

For add-on measures:

Use full first-year gross first-year kWh savings per units

For normal, end-of-life replacements:

Use incremental gross first-year kWh savings per unit

Estimated gross first-year kWh savings per unit(9)	For early replacements:

Use full first-year gross first-year kWh savings per units

For special circumstance replacements:

Use full first-year gross first-year kWh savings per units

Source of Estimated First-Year Gross Savings	Enter “TM” for calculations based on Technical Manual, “C” for custom measures, or “O” for calculations based on some other database.

(9)  Gross savings are defined as the change in energy consumption and/or demand that results directly from program-related actions taken by participants in the DSM program. The gross savings reported by the IC are referred to as ex ante values since they have not been adjusted by ex post (after measure installation) evaluation efforts. If the project is a custom measure then all savings can be at the project level rather than per unit.

G-9

Tracking Database Variables	Definition of Variables

Variance from Technical Manual

For measures in the Technical Manual, what is the ratio (e.g., 0.80 or 1.0 if no difference) of the gross first-year savings reported above to the gross first-year savings calculated using the Technical Manual. If measure not in the Technical Manual, enter “NA.”

For add-on measures:

Use full first-year gross kW savings per units

For normal, end-of-life replacements:

Use incremental first-year gross kW savings per unit

Estimated gross first-year on-peak kW savings per unit (NYISO)	For early replacements:

Use full first-year gross first-year kW savings per units

For special circumstance replacements:

Use full first-year gross first-year kW savings per units

For add-on measures:

Use full first-year gross first-year therm savings per units

For normal, end-of-life replacements:

Use incremental gross first-year therm savings per unit

Estimated gross first-year therm (natural gas) savings per unit	For early replacements:

Use full first-year gross first-year therm savings per units

For special circumstance replacements:

Use full first-year gross first-year therm savings per units

Net-to-gross ratio (10)	Net-to-gross ratio

(10)  The IC should use the NTGR value (0.90) in the current Technical Manual, unless department staff has accepted a more appropriate value from a study on a case by case basis. The goal of the default NTGR is to establish a consistent starting point for all ICs.

G-10

Tracking Database Variables	Definition of Variables

Estimated net first-year kWh savings per unit (11)	Estimated net first-year kWh savings per unit

Estimated net first-year on-peak kW savings per unit (NYISO)	Estimated net first-year on-peak kW savings per unit according to NYISO peak, as defined in the Technical Manual.

Estimated net first-year therm savings per unit	Estimated net first-year therm savings per unit

Gross coal savings per unit	Gross coal savings per unit consistent with the gross first-year savings per unit reported above.

Gross kerosene savings per unit	Gross kerosene savings per unit consistent with the gross first-year savings per unit reported above.

Gross oil savings per unit	Gross oil savings per unit consistent with the gross first-year savings per unit reported above.

Gross propane savings per unit	Gross propane savings per unit consistent with the gross first-year savings per unit reported above.

Gross water savings per unit	Gross water savings per unit consistent with the gross first-year savings per unit reported above.

(11)  Net savings are the total change in load that is attributable to the utility DSM program. This change in load may include, implicitly or explicitly, the effects of spillover, free riders, state or federal energy efficiency standards, changes in the level of energy service, and natural change effects. The net savings reported by the ICs are referred to as ex ante values since they have not been adjusted by ex post (after measure installation) evaluation efforts.

G-11

EXHIBIT H

REPORTING REQUIREMENTS

Reporting Requirements Overview

Category	Description	Frequency	Type
Application and Project Updates

New and updated information about customer enrollments, measures, energy savings, rebate amounts, and project status changes plus selected attachments (Examples: surveys, engineering studies, and proof of purchase).

Attachments are preferred in PDF, Word or Excel documents, but other formats can also be handled.

		Daily	File upload to the TREES system

Sales and Lead Activity

Track each stage of the sales process from lead generation to project initiation.

Customers who have been contacted and information about the contact

Changes in status of the lead (survey completed, proposal presented, etc.)

Overall volume of customer contacts (outbound and inbound calls, contacts at events, in person contacts, etc.)

		Daily	File upload to the TREES system

Invoicing	Administrative invoice for service performed Activity billed must match activity in TREES	Monthly	File upload to the Companies

Activity Report	Status report describing performance metrics and work flow issues	Weekly	File upload to the Companies Word or PDF

Monthly SLA Report	Report describing monthly, YTD, and Plan to Date performance on contractual SLAs and performance metrics.	Monthly	File upload to the Companies Word or PDF

Monthly PSC Report	Standard monthly, quarterly and annual PSC report	Monthly	Excel and Word or PDF

Customer Lists	Eligible customer lists with sufficient information to determine program eligibility.	TBD	File upload to ICs. Excel.

Payment Information	Check numbers and payment dates	TBD	File upload to ICs. Excel.

Error Logs	Discrepancies from IC updates and invoices.	TBD	File upload to ICs. Excel.

Project Installation Report	Insert	TBD	TBD

The detail data elements will be established and agreed upon during contract negotiations as well as the frequency of data reporting (which will be driven by the estimated volume of each category of information)

H-1

EXHIBIT I

***

***                           Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule III

Addresses for Notice

If to the Company:

Consolidated Edison Company of New York, Inc.

4 Irving Place

New York, NY 10003

Attention: Rebecca Craft

Facsimile: (212) 780-3636

Email: craftr@coned.com

For all notices under the Agreement to the “Program Manager”

Attention: Mark Thomson

Facsimile: (212) 473-58790

Email: thomsonm@coned.com

With a copy to:

Consolidated Edison Company of New York, Inc.

4 Irving Place

New York, New York 10003

Attention: Brian Cray, Deputy General Counsel

Facsimile: (212) 677-5850

Email: crayb@coned.com

If to the IC:

Willdan Energy Solutions

55 Broadway, Suite 1900

New York, NY 10006

Attention:  Keith Hartman

Facsimile: (212) 785-2343

Email: khartman@willdan.com

Willdan Energy Solutions

2401 E. Katella Ave, Suite 300

Anaheim, CA 92806

Attention:  Tom Kouris

Facsimile: (714) 937-8029

Email: tkouris@willdan.com

With a copy to:

Lavoie & Jarman

2401 E. Katella Ave, Suite 310

Anaheim, CA 92806

Attn:  Bob Lavoie

Facsimile: (714) 704-4706

Email: rlavoie@lj-law.com

Schedule IV

Insurance Requirements

Specific Insurance Requirements.  The IC shall procure and maintain the following insurance at its own expense until completion and acceptance of performance hereunder, and thereafter to the extent stated below, with at least the monetary limits specified. The insurance shall be in policy forms which contain an “occurrence” and not a “claims made” determinant of coverage and shall be placed with insurance companies acceptable to the Company.  The required liability limits may be met by a combination of primary and excess liability policies.

A.                                    Employment related insurance:

(a)                                 Workers’ Compensation Insurance as required by law.

(b)                                 Employers’ Liability Insurance, including accidents (with a limit of $1,000,000 per accident) and occupational diseases (with a limit of $1,000,000 per employee).

(c)                                  Where applicable, insurance required by the United States Longshoremen’s and Harbor Workers’ Act, the Federal Employers’ Liability Act, and the Jones Act.

B.                                    Commercial General Liability Insurance, including Contractual Liability, with limits of not less than $10,000,000 per occurrence and in the aggregate for bodily injury or death and property damage and, for at least three (3) years after completion of performance hereunder, Products/Completed Operations Liability Insurance with similar but separate and independent limits. There shall be no policy deductibles without the Company’s prior written approval.

The insurance shall contain no exclusions for explosion, collapse of a building or structure, or underground hazards. There shall be no exclusion for claims by the IC’s employees against the Company or any customer of the Company based on injury to the IC’s employees.

C.                                    Commercial Automobile Liability Insurance, covering all owned, non-owned and hired automobiles used by the IC or any Subcontractors or other IC Representatives in connection with the performance of the Work, with limits of $1,000,000 per occurrence or a combined single limit of $1,000,000 per occurrence.

D.                                    Professional Errors and Omission Insurance, with limits of $1,000,000 per claim and $2,000,000 in the aggregate.

Additional Insured/Evidence of Insurance.  Each specified insurance policy (other than for Professional Liability and Workers’ Compensation) shall also, either by provisions in the policies, by the Company’s own endorsement form or by other endorsement attached to such policies, include and insure the Company, its affiliates, and all of its and their respective officers, employees and agents, successors and assigns, as well as all Program Participants as “additional insureds” against the area of risk described herein as respects the IC’s acts or omissions in its performance of the Work (including completed operations) or other related functions performed by or on behalf of the IC. Such insurance shall not limit or qualify the liabilities and obligations of the IC under this Agreement.  All required coverage under this Agreement shall be primary to any other insurance available to the additional insureds and shall contain a waiver of subrogation in favor of the additional insureds.

The IC shall provide to the Company’s risk manager (as identified in writing by the Company, the “Risk Manager”) evidence of all specified insurance and related requirements by (i) production of the actual insurance policy(ies), (ii) submission of the Company’s endorsement form(s), or (iii) written evidence of insurance acceptable to the Risk Manager, in a form acceptable to the Risk Manager and the Company’s legal counsel. The evidence of insurance submitted to the Company shall contain: (a) the applicable policy number, (b) the inclusive dates of policy coverages, (c) the date the protection begins for the Company, and (d) the insurance carrier’s name. It shall bear an original signature of an authorized representative of said carrier, and shall provide that such insurance shall not be subject to cancellation, material reduction in coverage or non-renewal except after written notice by certified first class mail, return receipt requested and postage prepaid, to the Company at least thirty (30) calendar days prior to the effective date thereof.  Such evidence of insurance shall not contain a disclaimer of liability of the insurer for failure to provide the Company with notice of cancellation or substantial alteration. The Company shall have the right to require the IC to furnish the Company, upon request, with a copy of the insurance policy or policies required under paragraphs A, C and D hereunder.  The IC shall provide the Company with at least ten (10) days’ prior written notice of any cancellation of insurance required to be maintained hereunder, and shall provide certificates or other proof of insurance to any and all Program Participants who request the same.

Severability of Interests and Cross Liability Required.  Each specified insurance policy (other than Workers’ Compensation and Employers’ Liability and Property coverages) shall contain a Severability of Interest and Cross Liability clause which states, “It is agreed that the insurance afforded by this policy shall apply separately to each insured against whom claim is made or suit is brought except with respect to the limits of the company’s liability”.

Primary and Non-Contributory Insurance Required.  All such insurance shall be primary and noncontributing with any other insurance held by the Company, or its agents, where liability arises out of or results from the acts or omissions of the IC, its assigns or any Person acting for or on behalf of the IC (including, without limitation, any Subcontractor or any IC Representative). Any insurance carried by the Company which may be applicable shall be deemed to be excess insurance and the IC’s insurance is primary for all purposes despite any conflicting provision in the IC’s insurance policies.

No Liability for Deductibles.  Neither the Company nor any customer of the Company shall have any liability or responsibility for premiums charged, or for deductibles and/or self-insured retentions, in respect of insurance coverage required of the IC hereunder.

No Partnership/Joint Venture.  The inclusion of the Company and its officers, employees and agents as additional insureds as set forth herein, is not intended to, and shall not, make them, or any of them, a partner or joint venturer with the IC in its operations.

Proof of Insurance for Renewal or Extension Required/Cancellation or Reduction of Coverage.  At least ten (10) days prior to the expiration date of insurance required hereunder, documentation showing that the insurance coverage has been renewed or extended shall be filed with the Company. If such coverage is canceled or reduced in coverage, the IC shall, within fifteen (15) days of such cancellation or reduction of coverage, submit to the Company evidence that the required insurance has been reinstated or provided through another insurance company or companies.

Claims-Made Insurance Conditions.  Should any portion of the required insurance be on a “Claims Made” policy, the IC shall, at the policy expiration date following completion of the Work, provide evidence that the “Claims Made” policy has been renewed or replaced with the same limits, terms and conditions of the expiring policy, or that an extended three (3) years discovery period has been purchased on the expiring policy at least for the contract under which the work was performed.

Insured Contract.  The IC agrees that this is an insured contract. The insurance required herein is intended to cover the Company and customers of the Company for its and their own liability, respectively, for negligence or any other cause of action in any claim or lawsuit for bodily injury or property damage arising out of the Work.

Injury to Employees.  For purposes of interpretation or determination of coverage of any policy of insurance or endorsement thereto, the IC shall be deemed to have assumed tort liability for any injury to any employee of the IC, the Company or any customer of the Company arising out of the performance of the Work, including injury caused by the partial negligence of the Company or such customer and notwithstanding any statutory prohibition or limitation of the IC’s indemnification obligation hereunder.

Notices.  Certificates of insurance identifying this Agreement shall be sent to:

Consolidated Edison Company of New York, Inc.

4 Irving Place

New York, NY 10003

Attention:                 Purchasing Department

Administrative Services